                                                                  Exhibit 10.72











                                 LG&E CAPITAL CORP.

                                        AND


                               THE BANK OF NEW YORK,
                                     AS TRUSTEE


                                   ______________


                                     INDENTURE

                            DATED AS OF JANUARY 15, 1998

                                   ______________


                                       NOTES

                               TABLE OF CONTENTS*

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
PARTIES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

                                     RECITALS:

Purpose of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Compliance with legal requirements . . . . . . . . . . . . . . . . . . . . . . . . .1
Purpose of and consideration for Indenture . . . . . . . . . . . . . . . . . . . . .1

ARTICLE ONE   Definitions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2

     SECTION 1.01.  Certain Terms Defined. . . . . . . . . . . . . . . . . . . . . .2
          "Accredited Investor Notes". . . . . . . . . . . . . . . . . . . . . . . .2
          "Affiliate". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          "Agent Members". . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          "Attributable Debt". . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          "Authenticating Agent" . . . . . . . . . . . . . . . . . . . . . . . . . .2
          "Authorized Officer" . . . . . . . . . . . . . . . . . . . . . . . . . . .2
          "Board of Directors" . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Board Resolution" . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Business Day" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Capitalized Lease". . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Cedel". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Certificate of Authentication". . . . . . . . . . . . . . . . . . . . . .3
          "Commission" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Company". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
          "Consolidated Current Liabilities" . . . . . . . . . . . . . . . . . . . .3
          "Consolidated Net Tangible Assets" . . . . . . . . . . . . . . . . . . . .3
          "Consolidated Total Assets". . . . . . . . . . . . . . . . . . . . . . . .3
          "Corporate Trust Office" . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Default". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Depositary" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Dollars" or "$" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Energy Corp." . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Euroclear". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Event of Default" . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Exchange Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Federal Bankruptcy Code". . . . . . . . . . . . . . . . . . . . . . . . .4

                                       ii
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
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
          "GAAP" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Global Note". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4
          "Governmental Obligations" . . . . . . . . . . . . . . . . . . . . . . . .4
          "Indebtedness" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Indenture". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Intangible Assets". . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Interest Payment Date". . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Legend" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "LG&E" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Lien" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
          "Material Consolidated Subsidiary" . . . . . . . . . . . . . . . . . . . .5
          "Non-Recourse Indebtedness". . . . . . . . . . . . . . . . . . . . . . . .6
          "Note" or "Notes". . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Note Register" and "Note Registrar" . . . . . . . . . . . . . . . . . . .6
          "Noteholder," "holder of Notes," "registered holder" . . . . . . . . . . .6
          "Officer's Certificate". . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Opinion of Counsel" . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Original Issue Date". . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Outstanding". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Person" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Predecessor Note" . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
          "Regulation S" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Relevant Parties" . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Responsible Officer". . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Restricted Regulation S Global Note". . . . . . . . . . . . . . . . . . .7
          "Rule 144" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Rule 144A". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Rule 144A Global Note". . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Rule 144A Information". . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Sale and Leaseback Transaction" . . . . . . . . . . . . . . . . . . . . .7
          "Securities Act" . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Stated Maturity". . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Subsidiary" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Support Agreement". . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Trade Obligations". . . . . . . . . . . . . . . . . . . . . . . . . . . .7
          "Trust Indenture Act". . . . . . . . . . . . . . . . . . . . . . . . . . .8
          "Trustee". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8
          "Unrestricted Regulation S Global Note". . . . . . . . . . . . . . . . . .8

                                      iii
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                                                                                 ----
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ARTICLE TWO The Notes and the Support Agreement. . . . . . . . . . . . . . . . . . .8

     SECTION 2.01.  Amount Unlimited; Issuable in Series.. . . . . . . . . . . . . .8
     SECTION 2.02.  Form of Notes. . . . . . . . . . . . . . . . . . . . . . . . . 10
     SECTION 2.03.  Denominations, Interest and Principal. . . . . . . . . . . . . 13
     SECTION 2.04.  Printing, Execution and Authentication of Notes. . . . . . . . 15
     SECTION 2.05.  Global Notes . . . . . . . . . . . . . . . . . . . . . . . . . 16
     SECTION 2.06   Registration, Registration of Transfer and Exchange. . . . . . 17
     SECTION 2.07.  Temporary Notes. . . . . . . . . . . . . . . . . . . . . . . . 22
     SECTION 2.08.  Mutilated, Destroyed, Lost and Stolen Notes. . . . . . . . . . 22
     SECTION 2.09.  Cancellations. . . . . . . . . . . . . . . . . . . . . . . . . 23
     SECTION 2.10.  Benefits of Indenture. . . . . . . . . . . . . . . . . . . . . 23
     SECTION 2.11.  Authenticating Agent.. . . . . . . . . . . . . . . . . . . . . 23
     SECTION 2.12.  CUSIP Numbers. . . . . . . . . . . . . . . . . . . . . . . . . 24
     SECTION 2.13.  Support Agreement. . . . . . . . . . . . . . . . . . . . . . . 24

ARTICLE THREE Redemption of Notes, Repayment at the Option of the Holder . . . . . 24

     SECTION 3.01.  Redemption of Notes; Repayment at the Option of the
          Holder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24
     SECTION 3.02.  Notices of Redemption. . . . . . . . . . . . . . . . . . . . . 25
     SECTION 3.03.  Presentation and Surrender of Notes. . . . . . . . . . . . . . 26
     SECTION 3.04.  Sinking Fund . . . . . . . . . . . . . . . . . . . . . . . . . 26
     SECTION 3.05.  Satisfaction of Sinking Fund Payment.. . . . . . . . . . . . . 26
     SECTION 3.06.  Redemption of Securities for Sinking Fund. . . . . . . . . . . 27

                                       iv
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ARTICLE FOUR Particular Covenants of the Company . . . . . . . . . . . . . . . . . 27

     SECTION 4.01.  Payment of Principal, Premium and Interest . . . . . . . . . . 27
     SECTION 4.02.  Maintenance of Office and Agency . . . . . . . . . . . . . . . 27
     SECTION 4.03.  Money for Note Payments to be held in Trust. . . . . . . . . . 27
     SECTION 4.04.  Appointment of Trustee.. . . . . . . . . . . . . . . . . . . . 28
     SECTION 4.05.  Consolidation, Merger or Sale. . . . . . . . . . . . . . . . . 28
     SECTION 4.06.  Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . 29
     SECTION 4.07.  Certificate to Trustee . . . . . . . . . . . . . . . . . . . . 30
     SECTION 4.08.  Reports by the Company . . . . . . . . . . . . . . . . . . . . 30
     SECTION 4.09.  Restrictions on Sales and Leasebacks . . . . . . . . . . . . . 31
     SECTION 4.10.  Support Agreement. . . . . . . . . . . . . . . . . . . . . . . 32


ARTICLE FIVE Noteholders' Lists and Reports by the Company . . . . . . . . . . . . 32

     SECTION 5.01.  Company to Furnish Trustee Names and Addresses of
          Holders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 5.02.  Information from Trustee . . . . . . . . . . . . . . . . . . . 32
ARTICLE SIX Remedies of the Trustee and Noteholders. . . . . . . . . . . . . . . . 33

     SECTION 6.01.  Event of Default Defined; Acceleration of Maturity;
          Waiver of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     SECTION 6.02.  Collection of Indebtedness by Trustee; Trustee May
          Prove Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 6.03.  Application of Proceeds. . . . . . . . . . . . . . . . . . . . 38
     SECTION 6.04.  Limitation of Suits by Noteholders.. . . . . . . . . . . . . . 38
     SECTION 6.05.  Powers and Remedies Cumulative; Delay or Omission
          Not Waiver of Default. . . . . . . . . . . . . . . . . . . . . . . . . . 39
     SECTION 6.06.  Control by Noteholders . . . . . . . . . . . . . . . . . . . . 39
     SECTION 6.07.  Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . 40
     SECTION 6.08.  Undertaking for Costs. . . . . . . . . . . . . . . . . . . . . 40

                                       v
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ARTICLE SEVEN Concerning the Trustee . . . . . . . . . . . . . . . . . . . . . . . 41

     SECTION 7.01.  Duties and Responsibilities of the Trustee Prior to and
          During Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 7.02.  Certain Rights of the Trustee. . . . . . . . . . . . . . . . . 42
     SECTION 7.03.  Trustee Not Responsible for Recitals, Disposition of
          Securities or Application of Proceeds Thereof. . . . . . . . . . . . . .43
     SECTION 7.04.  Trustee and Agents May Hold Securities; Collections,
          etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43
     SECTION 7.05.  Moneys Held by Trustee . . . . . . . . . . . . . . . . . . . . 43
     SECTION 7.06.  Compensation and Indemnification of Trustee and its
          Prior Claim. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44
     SECTION 7.07.  Right of Trustee to Rely on Officer's Certificate, etc.. . . . 44
     SECTION 7.08.  Conflicting Interest . . . . . . . . . . . . . . . . . . . . . 44
     SECTION 7.09.  Persons Eligible for Appointment as Trustee. . . . . . . . . . 45
     SECTION 7.10.  Resignation and Removal; Appointment of Successor
          Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 45
     SECTION 7.11.  Acceptance of Appointment by Successor . . . . . . . . . . . . 46
     SECTION 7.12.  Merger, Conversion, Consolidation or Succession to
          Business of Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . 47
     SECTION 7.13.  Preferential Collection of Claims Against Company. . . . . . . 48
ARTICLE EIGHT Concerning the Noteholders . . . . . . . . . . . . . . . . . . . . . 48

     SECTION 8.01.  Acts of Noteholders. . . . . . . . . . . . . . . . . . . . . . 48
     SECTION 8.02.  Trustee May Require Proof of Ownership . . . . . . . . . . . . 48
     SECTION 8.03.  Noteholders to be Treated as Owners. . . . . . . . . . . . . . 49
     SECTION 8.04.  Notes Held by Company Deemed Not Outstanding . . . . . . . . . 49
     SECTION 8.05.  Right of Revocation of Action Taken. . . . . . . . . . . . . . 49


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
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                                                                                 ----
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ARTICLE NINE Supplemental Indentures; Amendments to Support Agreement. . . . . . . 50

     SECTION 9.01.  Supplemental Indentures Without Consent of Noteholders . . . . 50
     SECTION 9.02.  Supplemental Indentures With Consent of Noteholders. . . . . . 51
     SECTION 9.03.  Effect of Supplemental Indenture . . . . . . . . . . . . . . . 51
     SECTION 9.04.  Notation of Notes in Respect of Supplemental Indenture . . . . 52
     SECTION 9.05.  Documents to be Given to Trustee . . . . . . . . . . . . . . . 52
     SECTION 9.06.  Amendments to Support Agreement. . . . . . . . . . . . . . . . 52
ARTICLE TEN Consolidation, Merger and Sale . . . . . . . . . . . . . . . . . . . . 53

     SECTION 10.01. Consolidation, Merger and Sale of Substantially
             all of Company's Assets . . . . . . . . . . . . . . . . . . . . . . . 53
     SECTION 10.02.  Successor Corporation Substituted . . . . . . . . . . . . . . 54
     SECTION 10.03.  Opinion of Counsel to Trustee . . . . . . . . . . . . . . . . 54

                                       vii
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ARTICLE ELEVEN Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . 55

     SECTION 11.01.  Satisfaction and Discharge of Indenture . . . . . . . . . . . 55
     SECTION 11.02.  Covenant Defeasance . . . . . . . . . . . . . . . . . . . . . 55
     SECTION 11.03.  Defeasance and Discharge. . . . . . . . . . . . . . . . . . . 56
     SECTION 11.04.  Deposited Money and Governmental Obligations to be
          Held in Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
     SECTION 11.05.  Deposited Moneys Held in Trust. . . . . . . . . . . . . . . . 56
     SECTION 11.06.  Repayment to the Company; Miscellaneous . . . . . . . . . . . 56
ARTICLE TWELVE Immunity of Incorporators, Stockholders, Officers . . . . . . . . . 57

     SECTION 12.01.  Incorporators, Stockholders, Officers and Directors of
             Company Exempt from Individual Liability. . . . . . . . . . . . . . . 57

                                       viii
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ARTICLE THIRTEEN Miscellaneous Provisions. . . . . . . . . . . . . . . . . . . . . 57

     SECTION 13.01.  Successors and Assigns of Company Bound by Indenture. . . . . 57
     SECTION 13.02.  Acts by Successors and Assigns of Company . . . . . . . . . . 57
     SECTION 13.03.  Notices and Demands on Company, Trustee and
          Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     SECTION 13.04.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . 58
     SECTION 13.05.  Officer's Certificates and Opinions of Counsel;
              Statements to be Contained Therein . . . . . . . . . . . . . . . . . 58
     SECTION 13.06.  Opinion of Counsel Required . . . . . . . . . . . . . . . . . 58
     SECTION 13.07.  Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 13.08.  Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 13.09.  Separability Clause . . . . . . . . . . . . . . . . . . . . . 59
     SECTION 13.10.  Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . 59

-------------------------
* This Table of Contents does not constitute part of the Indenture and should not have any bearing upon the interpretation of any of its terms or provisions.

EXHIBIT A      FORM OF NOTE

EXHIBIT B      FORM OF RESTRICTED PERIOD CERTIFICATE

EXHIBIT C      FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM RULE
               144A GLOBAL NOTE OR ACCREDITED INVESTOR NOTE TO RESTRICTED
               REGULATION S GLOBAL NOTE

EXHIBIT D      FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM RULE
               144A GLOBAL NOTE TO UNRESTRICTED REGULATION S GLOBAL NOTE

EXHIBIT E      FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM
               RESTRICTED REGULATION S GLOBAL NOTE, UNRESTRICTED REGULATION S
               GLOBAL NOTE OR ACCREDITED INVESTOR NOTE TO RULE 144A GLOBAL NOTE

EXHIBIT F      FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM RULE
               144A GLOBAL NOTE, RESTRICTED REGULATION S GLOBAL NOTE OR
               UNRESTRICTED REGULATION S GLOBAL NOTE TO ACCREDITED INVESTOR NOTE

EXHIBIT G      SUPPORT AGREEMENT

                    THIS INDENTURE, dated as of the 15th day of January, 1998, between LG&E Capital Corp., a corporation duly organized and existing under the laws of the State of Kentucky (hereinafter sometimes referred to as the "COMPANY"), and The Bank of New York, a New York banking corporation, as trustee (hereinafter sometimes referred to as the "TRUSTEE"):

                    WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of notes and other evidences of Indebtedness (hereinafter referred to as the "NOTES"), in an unlimited aggregate principal amount to be issued from time to time in one or more series as in this Indenture provided as registered Notes without coupons, to be authenticated by the certificate of the Trustee;

                    WHEREAS, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

                    WHEREAS, the Notes and the certificate of authentication to be borne by the Notes (the "CERTIFICATE OF AUTHENTICATION") are to be substantially in such forms as may be approved by the Board of Directors (as defined below) or set forth in any indenture supplemental to this Indenture; and

                    WHEREAS, the Company and LG&E Energy Corp., a Kentucky corporation and the parent of the Company ("ENERGY CORP."), have entered into a Support Agreement, dated as of September 5, 1997 (as such Support Agreement may be hereafter amended, modified or supplemented from time to time in accordance with its terms and the provisions of this Indenture, the "SUPPORT AGREEMENT"), a copy of which is attached as EXHIBIT G hereto, pursuant to which Energy Corp. will agree, if, and only if, the obligation to do so is made applicable pursuant to any indenture supplemental hereto relating to a particular series of Notes hereunder, to provide funds to the Company in an amount sufficient to permit the Company to make timely payment of principal of and premium, if any, and interest on such series of Notes;

                    WHEREAS, all things necessary to make this Indenture the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of the Notes, and the execution of this Indenture and the issuance hereunder of the Notes have been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Notes;

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                    That in consideration of the premises, of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Notes, without any discrimination, preference or priority of any one Note over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

                                   ARTICLE ONE

                                   Definitions

                    SECTION 1.01.  CERTAIN TERMS DEFINED.

               (a) The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any Board Resolution and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act, or which are by reference in the Trust Indenture Act defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of the execution of this instrument.

                    "Accredited Investor Notes" has the meaning set forth in
Section 2.02(d).

                    "Affiliate" of any specified person means any other Person directly or indirectly controlling or controlled by or under direct of indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                    "Agent Members" has the meaning set forth in Section 2.02(e)(ii).

                    "Attributable Debt" means, as to any particular Sale and Leaseback Transaction, at the time of determination, the present value (discounted at the rate per annum of 10%, compounded semiannually) of the obligation of the lessee of the property subject to such Sale and Leaseback Transaction for rental payments under the remaining term of the lease included in such transaction, including any period for which such lease has been extended or may, at the option of the lessor, be extended or until the earliest date on which the lessee may terminate such lease upon payment of a penalty (in which case the rental payments shall include such penalty), after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water, utilities and similar charges.

                    "Authenticating Agent" means an authenticating agent with respect to all or any series of the Notes, as the case may be, appointed with respect to all or any series of the Notes, as the case may be, by the Trustee pursuant to Section 2.11.

                    "Authorized Officer" means the Chief Executive Officer, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company.

                    "Board of Directors" means the Board of Directors of the Company, or any committee of such Board duly authorized to act on behalf thereof hereunder.

                    "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

                    "Business Day" means, unless otherwise specified in an indenture supplemental hereto, with respect to any series of Notes, any day other than a Saturday, Sunday, a legal holiday or a day on which banking institutions in The City of New York are authorized or obligated to close.

                    "Capitalized Lease" means any lease of property, real or personal, the obligation for which is required, in accordance with GAAP, to be capitalized on the balance sheet of the lessee.

                    "Cedel" has the meaning set forth in Section 2.02(b).

                    "Certificate of Authentication" has the meaning set forth in the recitals to this Indenture.

                    "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, the body (if any) performing such duties at such time.

                    "Company" means LG&E Capital Corp., a corporation duly organized and existing under the laws of the Commonwealth of Kentucky, or, subject to the provisions of Article Ten, its successors and assigns.

                    "Consolidated Current Liabilities" means, with respect to any Person, as of the date of determination thereof, the current liabilities (excluding, however, any commercial paper notes or other Indebtedness for which such Person and/or any of its Subsidiaries have a commitment by one or more financial institutions to provide financing sufficient to pay such Indebtedness at maturity) of such Person determined on a consolidated basis in accordance with GAAP.

                    "Consolidated Net Tangible Assets" means, with respect to any Person, as of the date of determination thereof, Consolidated Total Assets less the sum of (i) Consolidated Current Liabilities and (ii) Intangible Assets.

                    "Consolidated Total Assets" means, with respect to any Person, as of the date of determination thereof, the total amount of all assets of such Person determined on a consolidated basis in accordance with GAAP.

                    "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Indenture is located at 101 Barclay Street, 21st Floor, New York, New York 10286, Attention: Corporate Trust Trustee Administration.

                    "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                    "Depositary" means, with respect to Notes of any series for which the Company shall determine that such Notes will be issued as a Global Note, The Depository Trust Company, New York, New York, another clearing agency or any successor registered as a clearing agency under the Exchange Act or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.06.

                    "Dollars" or "$" means any lawful coin or currency of the United States of America which at the time of any payment or transfer is legal tender for the payment of all public and private debts.

                    "Energy Corp." means LG&E Energy Corp., a Kentucky corporation, and any successor entity thereto.

                    "Euroclear" has the meaning set forth in Section 2.02(b).

                    "Event of Default" means, with respect to Notes of a particular series, any event specified in Section 6.01, continued for the period of time, if any, therein designated.

                    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                    "Federal Bankruptcy Code" means the Federal Bankruptcy Code of 1978, as amended from time to time.

                    "GAAP" means generally accepted accounting principles in the United States applied on a basis consistent with the principles, methods, procedures and practices employed from time to time in the preparation of the Company's audited financial statements, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

                    "Global Note" has the meaning set forth in Section
2.02(e)(i).

                    "Governmental Obligations" means direct obligations of the United States for the payment of which its full faith and credit is pledged, or obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States and the payment of which is unconditionally guaranteed by the United States, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of a holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of interest on or principal of the Government Obligation evidenced by such depository receipt.

                    "Indebtedness" means, with respect to any Person at any date of determination (without duplication), all liabilities, obligations and indebtedness of such Person (i) for borrowed money, (ii) evidenced by bonds, indentures, notes or other similar instruments, (iii) to pay the deferred purchase price of property or services, (iv) as lessee under Capitalized Leases (to the extent the aggregate rentals due and to become due thereunder are, in accordance with GAAP, reflected as a liability on the consolidated balance sheet of such Person), (v) under reimbursement agreements or similar agreements with respect to the issuance of letters of credit (other than obligations in respect of letters of credit (to the extent undrawn) opened to provide for the payment of goods or services purchased or other obligations incurred in the ordinary course of business), and (vi) under direct guaranties and indemnities in respect of, or to assure an obligee against failure to make payment in respect of, liabilities, obligations or indebtedness of others of the kinds referred to in clause (i) through (v) above, in each case to the extent reasonably quantifiable; provided that for all purposes of this Indenture "Indebtedness" shall not include any Non-Recourse Indebtedness or Trade Obligations.

                    "Indenture" means this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

                    "Intangible Assets" means, with respect to any Person, as of the date of determination thereof, all assets of such Person properly classified as intangible assets determined on a consolidated basis in accordance with GAAP.

                    "Interest Payment Date" means, when used with respect to any installment of interest on a Note of a particular series, the date specified in such Note, a Board Resolution (or Officer's Certificate) or an indenture supplemental hereto with respect to that series as the fixed date on which an installment of interest with respect to Notes of that series is due and payable.

                    "Legend" has the meaning set forth in Section 2.06(d).

                    "LG&E" means Louisville Gas and Electric Company, a Kentucky corporation, and any successor entity thereto.

                    "Lien" means any lien (statutory or other), mortgage, pledge, hypothecation, assignment, encumbrance or other security agreement (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement).

                    "Material Consolidated Subsidiary" means for any Person a Subsidiary whose financial statements shall be consolidated with the financial statements of such Person in accordance with GAAP, with assets, income or net worth which constituted 10% or more of the assets, income or net worth, respectively, of such Person and all of its Subsidiaries computed as of the last day of the fiscal quarter most recently completed prior to determination of whether such Subsidiary is a Material Consolidated Subsidiary.

                    "Non-Recourse Indebtedness" means, any Indebtedness of any Person which is a special purpose entity or which Indebtedness is nonrecourse to such Person, other than with respect to the interest of such Person in the collateral, if any, securing such Indebtedness.

                    "Note" or "Notes" means any Note or Notes, as the case may be, authenticated and delivered under this Indenture.

                    "Note Register" and "Note Registrar" have the respective meanings set forth in Section 2.06(a).

                    "Noteholder," "holder of Notes," "registered holder" or other similar term means the person or persons in whose name or names a particular Note shall be registered on the books of the Company kept for that purpose in accordance with the terms of this Indenture.

                    "Officer's Certificate" means a certificate signed by an Authorized Officer.

                    "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of or regular counsel for the Company, reasonably acceptable to the Trustee. Each such opinion shall include the statements provided for in Section 13.05, if and to the extent required by the provisions thereof.

                    "Original Issue Date" of any Note (or portion thereof) means the earlier of (a) the date of such Note or (b) the date of any Note (or portion thereof) in exchange for which such Note was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                    "Outstanding" means, when used with reference to Notes of any series, subject to the provisions of Section 8.04, as of any particular time, all Notes of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Notes theretofore canceled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been canceled; (b) Notes or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided, however, that if such Notes or portions of such Notes are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in Article Three, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered pursuant to the terms of Section 2.08; and (d) Notes paid pursuant to Section 2.03 or (if certificated) surrendered for payment pursuant to Section 2.09.

                    "Person" means any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                    "Predecessor Note" of any particular Note means every previous Note evidencing all or a portion of the same debt as that evidenced by that particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

                    "Regulation S" has the meaning set forth in Section
2.02(b).

                    "Relevant Parties" has the meaning specified in Section 6.01(a)(5).

                    "Responsible Officer" means, when used with respect to the Trustee, any vice president, assistant secretary, assistant treasurer, any trust officer, any corporate trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

                    "Restricted Regulation S Global Note" has the meaning set forth in Section 2.02(b).

                    "Rule 144" has the meaning set forth in Section
2.06(b)(iii).

                    "Rule 144A" has the meaning set forth in Section 2.02(c).

                    "Rule 144A Global Note" has the meaning set forth in
Section 2.02(c).

                    "Rule 144A Information" has the meaning specified in
Section 4.08(b).

                    "Sale and Leaseback Transaction" has the meaning specified in Section 4.09.

                    "Securities Act" means the Securities Act of 1933, as amended.

                    "Stated Maturity" means, with respect to any debt security or any installment of interest thereon, the date specified in such debt security as the fixed date on which any principal of such debt security or any such installment of interest is due and payable.

                    "Subsidiary" of a Person means (i) any corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries or (ii) any partnership, association, joint venture or similar business organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Company.

                    "Support Agreement" means the Support Agreement dated as of September 5, 1997, between Energy Corp. and the Company as amended, modified and supplemented from time to time in accordance with the terms thereof.

                    "Trade Obligations" means future obligations for the payment of goods or services or other obligations (other than obligations for borrowed money) incurred in the ordinary course of its energy marketing business.

                    "Trust Indenture Act," subject to the provisions of Sections 9.01 and 9.02, means the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

                    "Trustee" means The Bank of New York, a New York banking corporation, and, subject to the provisions of Article Seven, shall also include its successors and assigns, and if at any time there is more than one person acting in such capacity hereunder, "Trustee" means each such person. The term "Trustee" as used with respect to a particular series of the Notes means the trustee with respect to that series.

                    "Unrestricted Regulation S Global Note" has the meaning set forth in Section 2.02(b).

                    (b) In this Indenture, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing lithography and other means of reproducing words in a tangible visible form; the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Indenture unless otherwise indicated; references to agreements and other contractual instruments shall be deemed to include all subsequent written amendments, extensions and other modifications to such instruments; and references to persons and business entities include their respective permitted successors and assigns and references to governmental entities include governmental entities succeeding to their respective functions and capacities.

                                 ARTICLE TWO

                    The Notes and the Support Agreement

                    SECTION 2.01. AMOUNT UNLIMITED; ISSUABLE IN SERIES. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is unlimited.

                    The Notes may be issued in one or more series up to the aggregate principal amount of Notes of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Notes of a particular series. Prior to the initial issuance of Notes of any series, there shall be established in or pursuant to a Board Resolution delivered to the Trustee, and, subject to Section 2.04 hereof, set forth in an Officer's Certificate delivered to the Trustee, or established in one or more indentures supplemental hereto:

                    (1) the title of the Notes of the series (which shall distinguish the Notes of that series from all other Notes);

                    (2) any limit upon the aggregate principal amount of the Notes of that series that may be authenticated and delivered under this Indenture (except for Notes authenticated and delivered upon registration of transfer of, in exchange for or in lieu of other Notes of that series and except for any Notes which, pursuant to Section 2.04(b) hereof, are deemed never to have been authenticated and delivered hereunder);

                    (3) the date or dates on which the principal of the Notes of that series is payable;

                    (4) the rate or rates at which the Notes of that series shall bear interest or the manner of calculation of such rate or rates, if any;

                    (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

                    (6) the period or periods within which, the price or prices at which and the terms and conditions upon which Notes of that series may be redeemed, in whole or in part, at the option of the Company;

                    (7) the obligation, if any, of the Company to redeem or purchase Notes of that series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which, Notes of that series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                    (8) the form of the Note of that series including the form of the Certificate of Authentication for that series;

                    (9) if denominations of other than $100,000 or integral multiples of $1,000 in excess thereof, the denominations in which Notes of that series shall be issuable;

                    (10) if other than the principal amount thereof, the
               portion of the principal amount of the Notes of the series which shall be payable upon declaration of the acceleration of the maturity thereof pursuant to Section 6.01;

                    (11) whether the Notes are issuable in whole or in part
               in the form of one or more Global Notes and, in such case, the identity of the Depositary for that series and the related procedures with respect to transfer and exchange of such Global Notes;

                    (12) any provisions permitted by this Indenture relating
               to Events of Default or covenants of the Company with respect to such series of Notes; and

                    (13) any and all other terms with respect to that series
               (which terms shall not be inconsistent with the terms of this Indenture), including, without limitation, any terms required
               (i) to establish one or more series of medium-term notes or
               (ii) to cause any Notes of any series to be issued with or without the benefit of the Support Agreement.

                    All Notes of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indentures supplemental hereto.

                    If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officer's Certificate setting forth the terms of that series.

                    SECTION 2.02.  FORM OF NOTES.

                     (a) The Notes of any series and the Certificate of Authentication to be borne by such Notes shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in a Board Resolution and as set forth in an Officer's Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Notes of that series may be listed, or to conform to usage.

                    (b) Notes offered and sold in reliance on Regulation S under the Securities Act ("REGULATION S") shall be issued in the form of one or more permanent Global Notes for each series of Notes in definitive, fully registered form without interest coupons substantially in the form of the Note attached as EXHIBIT A hereto or as set forth in an indenture supplemental hereto with such legends as may be applicable thereto in accordance with such form, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Trustee at the Corporate Trust Office, as custodian for the Depositary and registered in the name of a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to their respective accounts (or to such other accounts as they may direct) at Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("EUROCLEAR") or Cedel Bank, societe anonyme ("CEDEL"). Until the termination of the restricted period (as defined in Regulation S) with respect to the offer and sale of any such Notes, interests in any such Global Note may only be held by the Agent Members for Euroclear and Cedel. Until such time as the restricted period shall have terminated, any such Global Notes shall be referred to herein as the "RESTRICTED REGULATION S GLOBAL NOTES." After such time as the restricted period shall have terminated, such Global Notes shall be referred to herein as "UNRESTRICTED REGULATION S GLOBAL NOTES." The aggregate principal amount of the Restricted Regulation S Global Notes and the Unrestricted Regulation S Global Notes of any series may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, as hereinafter provided. The Company shall notify the Trustee of the termination of the restricted period with respect to any series of Notes by furnishing to the Trustee a certificate substantially in the form of Exhibit B hereto.

                    (c) Notes offered and sold in reliance on Rule 144A under the Securities Act ("RULE 144A") shall be issued in the form of one or more permanent Global Notes (the "RULE 144A GLOBAL NOTES") for each series of Notes in definitive, fully registered form without interest coupons substantially in the form of the Note attached as EXHIBIT A hereto or as set forth in an indenture supplemental hereto with such legends as may be applicable thereto in accordance with such form, which shall be deposited with the Trustee, at the Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Rule 144A Global Notes with respect to any series of Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary, and the Depositary or its nominee, as the case may be, as hereinafter provided.

                    (d) Notes offered and sold to institutions that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) of the Securities Act shall be issued in the form of certificated Notes (the "ACCREDITED INVESTOR NOTES") in definitive, fully registered form without interest coupons substantially in the form of the Note attached as EXHIBIT A hereto or in an indenture supplemental hereto with such legends as may be applicable thereto, duly executed by the Company and authenticated and delivered by the Trustee as hereinafter provided.

                    (e) (i) This Section 2.02(e)(i) shall apply only to Notes in global form ("GLOBAL NOTES") deposited with the Depositary.

                    The Company shall execute and the Trustee shall, in accordance with this Section 2.02(e)(i), authenticate and deliver Global Notes for each series of Notes that (a) shall be registered in the name of the Depositary for such Global Notes or the nominee of such Depositary, (b) shall be deposited on behalf of Agent Members (as defined herein) with the Trustee as custodian for the Depositary and (c) shall bear legends substantially to the following effect:

                    "UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME AND ADDRESS OF DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE IS REGISTERED IN THE NAME OF [INSERT NAME OF NOMINEE OF DEPOSITARY], OR IN
                    SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY] (AND ANY PAYMENT IS MADE TO [INSERT NAME OF NOMINEE OF DEPOSITARY]) OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN
                    AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NAME OF NOMINEE OF DEPOSITARY], HAS AN INTEREST HEREIN".

                    "TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [INSERT NAME OF DEPOSITARY] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF".

                    (ii) This Section 2.02(e)(ii) shall apply only to the Global Notes deposited on behalf of the purchasers of the Notes represented thereby with the Trustee as custodian for the Depositary for credit to their respective accounts (or to such other accounts as they may direct) at Euroclear or Cedel insofar as interests in the Global Notes are held by the Agent Members for Euroclear or Cedel.

                    The provisions of the "Operating Procedures of the Euroclear System" and the "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations" and "Instructions to Participants" of Cedel, respectively, shall be applicable to such Global Notes insofar as interests therein are held by the Agent Members for Euroclear and Cedel. Members of, or participants in, a Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depositary or under any Global Note, and the Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

                    (iii) This Section 2.02(e)(iii) shall apply only to the Rule 144A Global Notes, any certificated Notes issued in accordance with
Section 2.05 hereof in exchange therefor (and any certificated securities issued to qualified institutional buyers in exchange therefor) and to Accredited Investor Notes.

                    The Company shall execute and the Trustee shall, in accordance with this Section 2.02(e)(iii), authenticate and deliver Rule 144A Global Notes, certificated Notes issued in accordance with Section 2.05 hereof in exchange therefor (and any certificated securities issued to qualified institutional buyers in exchange therefor) and Accredited Investor Notes for each series of Notes that shall bear legends substantially to the following effect or as set forth in an indenture supplemental hereto:

                    THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO LG&E CAPITAL CORP. (THE "ISSUER") OR THE AGENTS, (B) SO LONG AS SUCH NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE
                    144A) ("QIB") ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QIBS), AND TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT,
                    (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES
                    ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") PURSUANT TO

                    ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT OR
                    (F) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; AND
                    (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE NOTE EVIDENCED HEREBY IS ISSUED IN CERTIFICATED FORM, IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER. IN CONNECTION WITH ANY PROPOSED TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

                    SECTION 2.03.  DENOMINATIONS, INTEREST AND PRINCIPAL.
The Notes shall be issuable as registered Notes and in minimum denominations of $100,000 or integral multiples of $1,000 in excess thereof, subject to
Section 2.01(9). The Notes of a particular series shall bear interest payable on the dates and at the rate or rates specified with respect to that series. The principal of and the interest on the Notes of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall be payable in Dollars, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City and State of New York (which, unless changed, shall be a corporate trust office or agency of the Trustee). For so long as any Notes are issued as a Global Note, payments of principal and interest shall be made by the Company in immediately available funds by wire transfer to the Depositary or its nominee. At the Company's option, payments on the Notes of any series, if such Notes are issued in certificated form, may also be made (i) by checks mailed by the Trustee to the holders entitled thereto at their registered addresses or (ii) to a holder of $1,000,000 or more in aggregate principal amount of the Notes who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date electing to have payments made by wire transfer to a designated account in the United States of America, by wire transfer of immediately available funds to such designated account; provided that, in either case, the payment of principal with respect to any Note will be made only upon surrender of that Note to the Trustee. Each Note shall be dated the date of its authentication. Unless otherwise specified in an indenture supplemental hereto, interest on the Notes shall be computed on the basis of a 360-day year composed of twelve 30-day months and, for any period shorter than a full calendar month, on the basis of the actual number of days elapsed in such period.

                    The interest installment on a Note of any series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Notes of that series shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the regular record date for such interest installment. In the event that any Note of a particular series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on that Note will be paid upon presentation and surrender of that Note as provided in Section 3.03.

                    Any interest on any Note of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Notes of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause
(1) or clause (2) below:

                    (1) The Company may elect to make payment of any Defaulted Interest on Notes to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon, the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each holder of such Notes at such Noteholder's address as it appears in the Note Register (as hereinafter defined), not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Notes (or their respective Predecessor Notes) are registered on such special record date and shall be no longer payable pursuant to the following cause (2).

                    (2) The Company may make payment of any Defaulted Interest on any Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

                    Unless otherwise set forth in a Board Resolution (or in an Officer's Certificate) or one or more indentures supplemental hereto establishing the terms of any series of Notes pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Notes with respect to any Interest Payment Date for certificated Notes of that series shall mean either the 15th day of the month immediately preceding the month in which an Interest Payment Date established for that series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the 15th day of a month, whether or not such date is a Business Day.

                    Subject to the foregoing provisions of this Section, each Note of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note of such series shall carry the rights to interest accrued and unpaid, and to accrue, that were carried by such other Note.

                    SECTION 2.04.  PRINTING, EXECUTION AND AUTHENTICATION
OF NOTES.

                    (a)  The Notes shall, subject to the provisions of
Section 2.07, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as the proper officers of the Company may determine, and shall be signed on behalf of the Company by an Authorized Officer and need not be attested. The signature of the Authorized Officer upon the Notes may be in the form of a facsimile signature of a present or any future Authorized Officer and may be imprinted or otherwise reproduced on the Notes and for that purpose the Company may use the facsimile signature of any person who shall have been an Authorized Officer, notwithstanding the fact that at the time the Notes shall be authenticated and delivered or disposed of that person shall have ceased to be an Authorized Officer.

                    (b) Only such Notes as shall bear thereon a Certificate of Authentication substantially in the form established for such Notes, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Notes, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Notes, upon any Notes executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.09 hereof together with a written statement (which need not comply with Section 13.05 hereof and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

                    At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes of any series executed by the Company to the Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Notes, signed by an Authorized Officer, and the Trustee in accordance with such written order shall authenticate and make such Notes available for delivery.

                    In authenticating such Notes and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon (i) an Opinion of Counsel and (ii) an Officer's Certificate, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture and all conditions that must be met by the Company to issue the Notes under the Indenture have been met, an Opinion of Counsel stating that such Notes are legal, valid and binding obligations of the Company (subject to customary exceptions) and, if the Notes are issued with the benefit of the Support Agreement, the Notes are entitled to the benefits of the Support Agreement, and an Officer's Certificate stating that the Company is not, and upon the authentication by the Trustee of the series of Notes, will not be in default under any of the terms of or covenants contained in the Indenture. Each Opinion of Counsel and Officer's Certificate delivered pursuant to this
Section 2.04 shall include all statements prescribed by Section 13.05(b) hereof. If all the Notes of any series are not to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel and Officer's Certificate at the time of issuance of each Note, but such opinion and certificate shall be delivered at or before the time of issuance of the first Note of such series to be issued. If all of the Notes of a series are not authenticated and issued at one time, for each issuance of Notes after the initial issuance of Notes, the Company shall be required only to deliver to the Trustee the Note executed by the Company together with a written order to the Trustee to authenticate such Note and to deliver such Note in accordance with the instructions specified by such written order. Any such written order shall constitute a representation and warranty by the Company that the statements made in the Officer's Certificate delivered to the Trustee prior to the authentication and issuance of the first Note of such series are true and correct on the date thereof as if made on and as of the date thereof.

                    (c) Any of the Notes may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with the rules of any securities market in which the Notes are admitted to trading, or to conform to general usage.

                    SECTION 2.05.  GLOBAL NOTES.

                     (a) Except for a transfer pursuant to the provisions of Section 2.06(b)(v) hereof, portions of a Global Note of any series deposited with the Depositary pursuant to Section 2.02 shall be transferred in certificated form to the beneficial owners thereof only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) an Event of Default has occurred and is continuing with respect to the Notes of such series and payment of principal thereof and interest thereon has been accelerated and the owners of beneficial interests in the Global Notes with fractional undivided interests aggregating not less than a majority interest advise the Trustee, the Company and the Depositary through Agent Members in writing that the continuation of a book-entry system through the Depositary or its successors is no longer in their best interest or (iii) the Company determines that the Notes of such series shall no longer be represented by such Global Note.

                    (b) Portions of any Global Note of any series that are transferable to the beneficial owners thereof pursuant to this Section 2.05 shall be surrendered by the Depositary to the Trustee at its New York office for registration of transfer, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such registration of transfer of each portion of such Global Note, an equal aggregate principal amount of Notes of such series of authorized denominations. Any portion of a Global Note whose registration is transferred pursuant to this Section 2.05 shall be executed, authenticated and delivered only in the denominations, if other than as specified in
Section 2.01(9), specified in the Board Resolution or indenture supplemental hereto with respect to such series of Notes and registered in such names as the Depositary shall direct. Any Note of any series delivered in exchange for a portion of a Rule 144A Global Note of such series shall bear the Legend regarding transfer restrictions applicable to Rule 144A Global Notes set forth on the form of Note attached as Exhibit A hereto.

                    (c) Subject to the provisions of Section 2.02(e) above, the registered holder of any Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Noteholder is entitled to take under this Indenture or the Notes of the applicable series.

                    (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 2.05, the Company shall promptly make available to the Trustee a reasonable supply of certificated Notes of each applicable series in definitive fully registered form without interest coupons.

                    (e) The Global Notes of each series issued and authenticated pursuant to Section 2.02(b) (both before and after the expiration of the restricted period) and the Rule 144A Global Notes of each series shall each be assigned separate securities identification numbers.

                    SECTION 2.06 REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                     (a) The Company shall cause to be kept at each office or agency to be maintained for the purpose as provided in Section 4.02 hereof in the Borough of Manhattan, the City and State of New York or such other location as designated by the Company, a register or registers (herein referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, it will register or cause to be registered, and will register or cause to be registered the transfer of, Notes as in this Article provided. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided. Any successor Note Registrar shall be appointed as authorized by a Board Resolution. If at any time the Trustee or the Company, respectively, shall not be serving as Note Registrar, at all reasonable times such Notes Register shall be open for inspection by the Trustee or the Company, as the case may be.

                    Upon due presentation for registration of transfer of any Note at each such office or agency, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Note or Notes of the same series in authorized denominations for a like aggregate principal amount.

                    Any Note or Notes may be exchanged for a Note or Notes of the same series in other authorized denominations, in an equal aggregate principal amount. Notes to be exchanged shall be surrendered at the office or agency of the Company designated for such purpose in the Borough of Manhattan, the City and State of New York, and the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor the Note or Notes of the same series which the Noteholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

                    All Notes presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee, duly executed by the Noteholder or its attorney duly authorized in writing.

                    The Company or Trustee shall not be required to exchange or register a transfer of (a) any Notes of any series for a period of 15 days next preceding the first mailing of notice of redemption of Notes of such series to be redeemed, (b) any Note of any series selected, called or being called for redemption except, in the case of any Note of such series where public notice has been given that such Note is to be redeemed in part, the portion thereof not so to be redeemed or (c) any Note of any series that, in accordance with its terms, has been surrendered for repayment at the option of the Noteholder, except the portion, if any, of such Note not to be so repaid.

                    All Notes of any series issued upon any registration of transfer or exchange of Notes shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes of such series surrendered upon such registration of transfer or exchange.

                    (b) Notwithstanding any provision to the contrary herein, so long as a Global Note of any series remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Note of such series, in whole or in part, shall only be made (x) in the case of transfers of portions of a Global Note of such series to beneficial owners thereof in certificated form, in accordance with Section 2.05, and (y) in all other cases, in accordance with this Section 2.06(b) (and subject, in each case, to the provisions of any Legend (as defined herein) imprinted on such Global
Note).

                     (i) TRANSFERS OF GLOBAL NOTES AS SUCH.  Subject to
              clauses (ii) through (vi) of this Section 2.06(b), transfers of a Global Note shall be limited to transfers of such Global Note in whole, and not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

                    (ii) RULE 144A GLOBAL NOTE OR ACCREDITED INVESTOR NOTE TO
              A RESTRICTED REGULATION S GLOBAL NOTE. If a holder of a beneficial interest in the Rule 144A Global Note of any series deposited with the Depositary, or the holder of an Accredited Investor Note of any series, as the case may be, wishes at any time to exchange its interest in such Note for an interest in the Restricted Regulation S Global Note or transfer its interest in such Note to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Regulation S Global Note, such holder may, subject to the rules and procedures of the Depositary, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Restricted Regulation S Global Note of such series in accordance with, and subject to, this clause
              (ii). Upon receipt by the Trustee at the Corporate Trust Office of (1) instructions given in accordance with the Depositary's procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Restricted Regulation S Global Note of any series in an amount equal to (x) the beneficial interest in the Rule 144A Global Note of such series or (y) the aggregate principal amount of the Accredited Investor Note of such series, as the case may be, to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account, and (3) a certificate in the form of EXHIBIT C attached hereto given by the holder of such interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes of such series and pursuant to and in accordance with Regulation S, the Trustee shall instruct the Depositary to reduce the Rule 144A Global Note of such series by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note of such series to be so exchanged or transferred or, in the case of an Accredited Investor Note of such series, shall cancel such Note surrendered for transfer or exchange in accordance with Section
              2.09 hereof, and the Trustee shall instruct the Depositary, concurrently with such reduction or cancellation to increase the principal amount of the Restricted Regulation S Global Note of such series by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note of such series or, in the case of an Accredited Investor Note, by the aggregate principal amount of the Accredited Investor Note of such series to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who shall be the Agent Member for Euroclear or Cedel, or both, as the case may be) a beneficial interest in the Restricted Regulation S Global Note of such series equal to the reduction in the principal amount of the Rule 144A Global Note of such series or to the aggregate principal amount of the Accredited Investor Note of such series, as the case may be.

                    (iii) RULE 144A GLOBAL NOTE OR ACCREDITED INVESTOR NOTE TO UNRESTRICTED REGULATION S GLOBAL NOTE. If a holder of a beneficial interest in the Rule 144A Global Note of any series deposited with the Depositary, or the holder of an Accredited Investor Note of any series, as the case may be, wishes at any time to exchange its interest in such Note for an interest in the Unrestricted Regulation S Global Note of such series or transfer its interest in such Note to a Person who wishes to take delivery thereof in the form of an interest in the Unrestricted Regulation S Global Note of such series, such holder may, subject to the rules and procedures of the Depositary, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Unrestricted Regulation S Global Note of such series in accordance with, and subject to, this clause (iii). Upon receipt by the Trustee at the Corporate Trust Office of
              (1) instructions given in accordance with the Depositary's procedures from an Agent Member directing the Trustee to credit or cause to be credited a beneficial interest in the Unrestricted Regulation S Global Note of a series in an amount equal to (x) the beneficial interest in the Rule 144A Global Note of such series or (y) the aggregate principal amount of the Accredited Investor Note of such series, as the case may be, to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and, in the case of a transfer pursuant to and in accordance with Regulation S, the Euroclear or Cedel account to be credited with such increase and (3) a certificate in the form of EXHIBIT D attached hereto given by the holder of such interest stating that the exchange or transfer of such interest has been made in compliance with the transfer restrictions applicable to the Notes of such series and (A) in the case of an exchange, that either (x) the Note being exchanged is not a "restricted security" as defined in Rule 144 under the Securities Act ("RULE 144"), or (y) the exchange is being made to facilitate a contemporaneous transfer that complies with this clause (iii), (B) in the case of a transfer pursuant to Regulation S, that the Note is being transferred pursuant to and in accordance with Regulation S, (C) in the case of a transfer pursuant to Rule 144, that the Note is being transferred pursuant to and in accordance with Rule 144 or (D) in the case of a transfer pursuant to another exemption from the Securities Act (including without limitation Rule 144A), specifying the basis for such exemption, the Trustee shall instruct the Depositary to reduce the Rule 144A Global Note of such series by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note of such series to be so exchanged or transferred or, in the case of an Accredited Investor Note of such series, shall cancel such Note surrendered for transfer or exchange in accordance with Section
              2.09 hereof, and the Trustee shall instruct the Depositary, concurrently with such reduction or cancellation, to increase the principal amount of the Unrestricted Regulation S Global Note of such series by the aggregate principal amount of the beneficial interest in the Rule 144A Global Note of such series or, in the case of an Accredited Investor Note, by the aggregate principal amount of the Accredited Investor Note of such series to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Unrestricted Regulation S Global Note of such series equal to the reduction in the principal amount of the Rule 144A Global Note of such series or to the aggregate principal of the Accredited Investor Note of such series, as the case may be.

                    (iv) RESTRICTED REGULATION S GLOBAL NOTE, UNRESTRICTED
              REGULATION S GLOBAL NOTE OR ACCREDITED INVESTOR NOTE TO RULE 144A GLOBAL NOTE. If a holder or a beneficial interest in the Restricted Regulation S Global Note of any series or the Unrestricted Regulation S Global Note of any series deposited with the Depositary, or the holder of an Accredited Investor Note of any series, as the case may be, wishes at any time to exchange its interest in such Note for an interest in the Rule 144A Global Note of such series or transfer its interest in such Note to a Person who wishes to take delivery thereof in the form of an interest in the Rule 144A Global Note of such series such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, exchange or transfer or cause the exchange or transfer of such interest for an equivalent beneficial interest in the Rule 144A Global Note of such series, in accordance with, and subject to, this clause (iv). Upon receipt by the Trustee, at the Corporate Trust Office of (1) instructions from Euroclear or Cedel or the Depositary, as the case may be, directing the Trustee to credit or cause to be credited a beneficial interest in the Rule 144A Global Note of a series in an amount equal to
              (x) the beneficial interest in the Restricted Regulation S Global Note of such series or the Unrestricted Regulation S Global Note of such series, or (y) the aggregate principal amount of the Accredited Investor Note, to be exchanged or transferred, such instructions to contain information regarding the Agent Member's account with the Depositary to be credited with such increase, and, with respect to an exchange or transfer of an interest in the Unrestricted Regulation S Global Note of such series or Restricted Regulation S Global Note of such series, information regarding the Agent Member's account with the Depositary to be debited with such decrease, and (2) a certificate in the form of EXHIBIT E attached hereto given by the holder of such interest and stating that the Person exchanging or transferring such interest in the Restricted Regulation S Global Note of such series, the Unrestricted Regulation S Global Note of such series or the Accredited Investor Note of such series, as the case may be, reasonably believes that the Person acquiring such interest in the Rule 144A Global Note is a qualified institutional buyer (as defined in Rule 144A) and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A, Euroclear or Cedel or the Trustee, as the case may be, shall instruct the Depositary to reduce the Restricted Regulation S Global Note of such series or the Unrestricted Regulation S Global Note of such series, as the case may be, by the aggregate principal amount of the beneficial interest in the Restricted Regulation S Global Note of such series or the Unrestricted Regulation S Global Note of such series to be exchanged or transferred, or, in the case of an Accredited Investor Note, shall cancel such Note surrendered for transfer or exchange in accordance with
              Section 2.09 hereof, and the Trustee shall instruct the Depositary, concurrently with such reduction or cancellation to increase the principal amount of the Rule 144A Global Note of such series by the aggregate principal amount of the beneficial interest in the Restricted Regulation S Global Note of such series or the Unrestricted Regulation S Global Note of such series, or by the aggregate principal amount of the Accredited Investor Note of such series, as the case may be, to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Note of such series equal to the reduction in the principal amount of the Restricted Regulation S Global Note of such series, the Unrestricted Regulation S Global Note of such series, or to the aggregate principal amount of the Accredited Investor Note of such series, as the case may be.

                    (v) RULE 144A GLOBAL NOTE, RESTRICTED REGULATION S GLOBAL NOTE OR UNRESTRICTED REGULATION S GLOBAL NOTE TO ACCREDITED INVESTOR NOTE. If a holder of a beneficial interest in the Rule 144A Global Note of any series, the Restricted Regulation S Global Note of any series or the Unrestricted Regulation S Global Note of any series deposited with the Depositary wishes at any time to exchange its interest in such Global Note for an Accredited Investor Note or transfer its interest in such Note to a Person who wishes to take delivery thereof in the form of an Accredited Investor Note of such series such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, exchange or transfer or cause the exchange or transfer of such interest for an equivalent interest in an Accredited Investor Note of such series, in accordance with, and subject to, this clause (v). Upon receipt by the Trustee, at the Corporate Trust Office, of a certificate in the form of EXHIBIT F attached hereto given by the holder of such beneficial interest and stating that the Person exchanging or transferring such interest reasonably believes that the Person acquiring such interest in an Accredited Investor Note of such series is an institution that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and is obtaining such interest in a transaction exempt from the Securities Act, Euroclear or Cedel or the Trustee, as the case may be, shall instruct the Depositary to reduce the Restricted Regulation S Global Note of such series, the Unrestricted Regulation S Global Note of such series or the Rule 144A Global Note of such series, as the case may be, by the aggregate principal amount of the beneficial interest in such Global Notes to be exchanged or transferred (such instructions to contain information regarding the Agent Member's account with the Depositary to be debited with such decrease), the Company shall execute, and the Trustee shall authenticate and deliver in the name of the Person specified in such instructions an Accredited Investor Note of such series equal to the reduction in the principal amount of the Restricted Regulation S Global Note of such series, the Unrestricted Regulation S Global Note of such series or the Rule 144A Global Note of such series, as the case may be.

                    (vi) OTHER EXCHANGES.  In the event that a Global Note is
              exchanged for Notes in definitive registered form without interest coupons pursuant to Section 2.05 hereof, such Notes may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) through (v) above (including, without limitation, the certification requirements intended to insure that such exchanges or transfers comply with Rule 144A, Rule 144 or Regulation S and generally with the Securities Act, as the case may be) and as may be from time to time adopted by the Company and the Trustee.

                    (c) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register. No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Notes.

                    (d) If Notes are issued upon the registration of transfer, exchange or replacement of Notes not bearing the legends required by the form of Note attached as EXHIBIT A hereto (collectively, the "LEGEND"), the Notes so issued shall not bear the Legend. If Notes are issued upon the registration or transfer, exchange or replacement of Notes bearing the Legend, or if a request is made to remove the Legend on a Note, the Notes so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Trustee such satisfactory evidence, which may include an opinion of counsel of recognized standing licensed to practice law in the State of New York and experienced in matters involving the Securities Act, as may be reasonably required by the Company that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S or that such Notes are not "restricted securities" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and deliver a Note that does not bear the Legend. If a Legend is removed from the face of a Note and the Note is subsequently held by an affiliate of the Company, the Legend shall be reinstated.

                    Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

                    The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                    SECTION 2.07. TEMPORARY NOTES. Pending the preparation of definitive Notes of any series, the Company may execute, and the Trustee shall authenticate and deliver, temporary Notes (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Notes in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every temporary Note of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Notes of that series in accordance with the terms of Section 2.04 hereof. Without unnecessary delay the Company will execute and will furnish definitive Notes of such series and thereupon any or all temporary Notes of that series may be surrendered in exchange therefor (without charge to the holders), at the office or agency of the Company designated for the purpose in the Borough of Manhattan, the City and State of New York, and the Trustee shall authenticate and such office or agency shall make available for delivery in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes of that series, unless the Company advises the Trustee to the effect that definitive Notes need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Notes of that series shall be entitled to the same benefits under this Indenture as definitive Notes of that series authenticated and delivered hereunder.

                    SECTION 2.08. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. In case any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its request the Trustee (subject as aforesaid) shall authenticate and make available for delivery, a new Note of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Note and of the ownership thereof. The Trustee may authenticate any such substituted

Note and make available for delivery the same upon the written order of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Trustee) connected therewith. In case any Note which has matured or is about to mature or has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

                    Every Note issued pursuant to the provisions of this
Section in substitution for any Note which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same series duly issued hereunder. All Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                    SECTION 2.09. CANCELLATIONS. All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company or any paying agent, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be canceled by it, and no Notes shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On request of the Company, the Trustee shall deliver to the Company canceled Notes held by the Trustee. All canceled Notes held by the Trustee shall be disposed of in accordance with the Trustee's policy of disposal of canceled Notes; provided that the Trustee shall not be required to destroy canceled Notes.
If the Company shall otherwise acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                    SECTION 2.10. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Notes, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being for the sole benefit of the parties hereto and of the holders of the Notes.

                    SECTION 2.11. AUTHENTICATING AGENT. So long as any of the Notes of any series remain Outstanding, there may be an Authenticating Agent for any or all such series of Notes which the Trustee shall have the right to appoint. The Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Notes of such series issued upon exchange, transfer or partial redemption thereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.
All references in this Indenture to the authentication of Notes of any series by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series except for authentication upon original issuance or pursuant to Section 2.07 hereof. Each Authenticating Agent shall be acceptable to the Company and shall be a bank or trust company or corporation which has a combined capital and surplus, as most recently reported or determined by it, of not less than $50 million, and which is otherwise authorized under such laws to conduct a trust business and is subject to supervision or examination by Federal or state authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

                    Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company and shall mail written notice of such appointment to all Noteholders of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

                    SECTION 2.12. CUSIP NUMBERS. The Company in issuing the Notes may, and in the case of Global Notes pursuant to Section 2.02(c) shall, use "CUSIP" numbers (if then generally in use), and, if so used, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to holders of Notes; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                    SECTION 2.13. SUPPORT AGREEMENT. Holders of Notes of a particular series and the Trustee in respect thereof are entitled to the benefits of the Support Agreement available to the Lenders (as defined in the Support Agreement), if, and only if, provided for in an indenture supplemental hereto or in an Officer's Certificate delivered to the Trustee pursuant to Section 2.01 hereof, it being understood and agreed that the Notes of such series shall constitute Obligations (as defined in the Support Agreement) for the purposes of the Support Agreement.

                                ARTICLE THREE

             Redemption of Notes, Repayment at the Option of
                  the Holder and Sinking Fund Provisions

                    SECTION 3.01. REDEMPTION OF NOTES; REPAYMENT AT THE OPTION OF THE HOLDER. The Company may redeem the Notes of any series issued hereunder on and after the dates and in accordance with the terms established for that series pursuant to Section 2.01 hereof. The Notes may be repayable by the Company at the option of the holders thereof on and after the dates in accordance with the terms established for that series pursuant to Section
2.01 hereof.

                    SECTION 3.02.  NOTICES OF REDEMPTION.

                    (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Notes of any series in accordance with the right reserved so to do, it shall give notice of such redemption to holders of the Notes of the series to be redeemed by mailing, first-class postage prepaid, a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Note Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Note of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Notes of that series or any other series. In the case of any redemption of Notes prior to the expiration of any restriction on such redemption or pursuant to an election of the Company which is subject to a condition provided in the terms of such Notes or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with any such restriction or condition.

                    Each such notice of redemption shall identify the Notes to be redeemed (including CUSIP numbers), specify the date fixed for redemption and the redemption price at which Notes of that series are to be redeemed, and shall state that payment of the redemption price of the Notes to be redeemed will be made at the office or agency of the Company in the Borough of Manhattan, the City and State of New York, upon presentation and surrender of such Notes, that interest accrued to the date fixed for redemption will be paid as specified in that notice, that from and after that date interest will cease to accrue, and that the redemption is for a sinking fund, if such is the case. If less than all the Notes of a series are to be redeemed, the notice to the holders of Notes of that series to be redeemed shall specify the particular Notes to be so redeemed. In case any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Note, a new Note or Notes of that series in principal amount equal to the unredeemed portion thereof will be issued.

                    (b) The Company shall give the Trustee at least 45 days' advance notice (provided that such notice is required solely with respect to a redemption at the option of the Company) of the date fixed for redemption (unless shorter notice shall be acceptable to the Trustee) as to the aggregate principal amount of Notes of the series to be redeemed, and thereupon the Trustee shall select, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $100,000 or integral multiples of $1,000 in excess thereof) of the principal amount of Notes of such series of a denomination larger than $100,000, the Notes to be redeemed and shall thereafter promptly notify the Company and the Note Registrar (if other than itself) in writing of the numbers of the Notes to be redeemed.

                    The Company may, if and whenever it shall so elect, by delivery of instructions signed on its behalf by an Authorized Officer, instruct the Trustee or any paying agent to call all or any part of the Notes of a particular series for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the same may be, such Note Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

                    SECTION 3.03.  PRESENTATION AND SURRENDER OF NOTES.

                    (a) If the giving of notice of redemption shall have been completed as above provided, the Notes or portions of Notes of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and interest on such Notes or portions of Notes shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price and accrued interest with respect to any such Note or portion thereof. On presentation and surrender of such Notes on or after the date fixed for redemption at the place of payment specified in the notice, such Notes shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to the date fixed for redemption (but if the date fixed for redemption is an interest payment date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

                    (b) Upon presentation of any Note of such series which is to be redeemed in part only, the Company shall execute, the Trustee shall authenticate and the office or agency where the Note is presented shall make available for delivery to the holder thereof, at the expense of the Company, a new Note or Notes of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Note so presented.

                    SECTION 3.04.  SINKING FUND.  The provisions of this
Section 3.04 and Sections 3.05 and 3.06 shall apply to any sinking fund for the retirement of Notes of a series, except as otherwise specified as contemplated by Section 2.01 for Notes of that series.

                    The minimum amount of any sinking fund payment provided for by the terms of Notes of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Notes of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Notes of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Notes of any series as provided for by the terms of Notes of that series.

                    SECTION 3.05. SATISFACTION OF SINKING FUND PAYMENT. The Company (i) may deliver Outstanding Notes of a series (other than any previously called for redemption) and (ii) may apply as a credit Notes of a series which have been redeemed either at the election of the Company pursuant to the terms of such Notes or through the application of permitted optional sinking fund payments pursuant to the terms of such Notes, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Notes of such series required to be made pursuant to the terms of such Notes as provided for by the terms of that series; provided that such Notes have not been previously so credited. Such Notes shall be received and credited for such purpose by the Trustee at the redemption price specified in such Notes for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

                    SECTION 3.06. REDEMPTION OF SECURITIES FOR SINKING FUND. Not less than 45 days prior to each sinking fund payment date for any series of Notes, the Company will deliver to the Trustee an Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Notes of that series pursuant to Section 3.05 and the basis for such credit and will, together with such Officer's Certificate, deliver to the Trustee any Notes to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Notes to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Notes shall be made upon the terms and in the manner stated in Section 3.03.

                               ARTICLE FOUR

                  Particular Covenants of the Company

                    Unless otherwise provided in a supplemental indenture executed in accordance with Article Nine hereof, the covenants contained in this Article Four shall apply to each series of the Notes. The Company covenants and agrees for each series of the Notes as follows:

                    SECTION 4.01. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company will duly and punctually pay or cause to be paid the principal of (and premium, if any) and interest on the Notes of that series at the time and place and in the manner provided herein and established with respect to such Notes.

                    SECTION 4.02. MAINTENANCE OF OFFICE AND AGENCY. So long as any series of the Notes remains Outstanding, and thereafter as provided in Article Eleven, the Company agrees to maintain an office or agency in the Borough of Manhattan, the City and State of New York (which, unless changed, shall be a corporate trust office or agency of the Trustee), with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Notes of that series may be presented for payment, (ii) Notes of that series may be presented as hereinabove authorized for registration of transfer and exchange and (iii) notices and demands to or upon the Company in respect of the Notes of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by its Chief Executive Officer, its President, a Vice President or its Treasurer and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

                    SECTION 4.03.  MONEY FOR NOTE PAYMENTS TO BE HELD IN
TRUST.

                    (a) If the Company shall appoint one or more paying agents, other than the Trustee, for all or any series of the Notes, the Company will cause each such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section, that it will:

              (1) hold all sums held by it as such agent for the payment of the principal of (and premium, if any) or interest on the Notes of that series (whether such sums have been paid to it by the Company or by any other obligor of such Notes) in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (2) give the Trustee notice of any failure by the Company (or by any other obligor of such Notes) to make any payment of the principal of (and premium, if any) or interest on the Notes of that series when the same shall be due and payable;

              (3) at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

              (4) perform all other duties of paying agent as set forth in this Indenture.

              (b) If the Company shall act as its own paying agent with respect to any series of the Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on Notes of that series set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal (and premium, if any) or interest so becoming due on Notes of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of such action, or any failure (by it or any other obligor on such Notes) to take such action. Whenever the Company shall have one or more paying agents for any series of Notes, it will, no later than 11:00 A.M. New York time on or prior to each due date of the principal of (and premium, if any) or interest on any Notes of that series, deposit with the paying agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum in immediately available funds to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

              (c) Anything in this Section 4.03 to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this
Section 4.03 is subject to the provisions of Section 11.06 and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such sums.

              SECTION 4.04. APPOINTMENT OF TRUSTEE. The Company, whenever necessary to avoid or fill a vacancy in the Office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

              SECTION 4.05. CONSOLIDATION, MERGER OR SALE. The Company will not, while any of the Notes remain Outstanding, consolidate with, merge into, merge into itself or sell or convey all or substantially all of its property to any other Person, unless the provisions of Article Ten hereof are complied with.

              SECTION 4.06. LIMITATION ON LIENS. If this covenant shall be made applicable to the Notes of a particular series, so long as any of the Notes of that series are outstanding, the Company covenants and agrees that it will not create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its property, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure or provide for the payment of any Indebtedness, without effectively providing that the Outstanding Notes to which this section shall have been made applicable (together with, if the Company so determines, any other indebtedness or obligation then existing or thereafter created ranking equally with the Notes) shall be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness shall be so secured, except that the foregoing provisions shall not apply to:

              (a) Liens or security interests existing on such property at the time of its acquisition (other than any such Lien or security interest created in the contemplation of such acquisition or of such Person becoming a Subsidiary);

              (b) Liens created by purchase money mortgages or other security interests upon or in any property acquired or held by the Company or any Subsidiary in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred soley for the purpose of financing the acquisition of such property;

              (c) Liens or security interests upon or with respect to any of the Company's interests in its Subsidiaries (other than direct Subsidiaries of the Company) or any of the Company's Subsidiaries' assets incurred solely to secure repayment of project financing for, or utility obligations of, such Subsidiary;

              (d) Margin deposits securing Indebtedness of up to $10,000,000 at any one time outstanding relating to obligations incurred in the ordinary course of its energy marketing business;

              (e) Liens securing obligations, neither assumed by the Company or any Subsidiary nor on account of which the Company or any Subsidiary customarily pays interest, upon real estate upon or under which the Company or any Subsidiary has a right-of-way, easement, franchise or other servitude or of which the Company or any Subsidiary is the lessee of the whole thereof or any interest therein for the purpose of locating pipe lines, substations, measuring stations, tanks or pumping or delivery equipment;

              (f) Liens or security interests on assets of a Subsidiary securing Indebtedness of such Subsidiary, provided that the aggregate principal amount of outstanding Indebtedness of Subsidiaries secured by Liens or security interests incurred pursuant to this clause (f) shall not exceed $10,000,000 at any time;

              (g) Liens on any assets of any Subsidiary of the Company in favor of he Company or any Subsidiary of the Company; and

              (h) Extensions and renewals of any Lien or security interest described in clauses (a) through (g) above, PROVIDED that (A) any such extension or renewal shall be limited to the property theretofore subject to such Lien or security interest and additions and/or improvements thereto and (B) the principal amount of the Indebtedness secured by such Lien or security interest shall not be increased.

              Notwithstanding the foregoing, the Company and one or more Subsidiaries may issue, assume or guarantee Indebtedness secured by Liens upon or with respect to any property of the Company or any Subsidiary which would otherwise be subject to the foregoing restrictions, provided that at the time of such issuance, assumption or guarantee of Indebtedness, after giving effect thereto and to the retirement of any Indebtedness which is concurrently being retired, the sum of (i) the aggregate principal amount of all outstanding Indebtedness secured by such Liens which could not have been issued, assumed or guaranteed by the Company or a Subsidiary without equally and ratably securing the Notes of each series then Outstanding, except for the provisions of this paragraph, plus (ii) the Attributable Debt of the Company and its Subsidiaries in respect of Sale and Leaseback Transactions entered into pursuant to the final paragraph under Section 4.09 below, does not at such time exceed 15% of Consolidated Net Tangible Assets of the Company computed as of the end of the most recent fiscal quarter preceding such issuance, assumption or guarantee.

               SECTION 4.07. CERTIFICATE TO TRUSTEE. So long as any of the Notes are Outstanding, the Company shall furnish to the Trustee on or before May 15 in each year (beginning with May 15, 1998) a brief certificate from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

                    SECTION 4.08.  REPORTS BY THE COMPANY.

                     (a) If the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Company shall file with the Trustee, and the Trustee shall provide Noteholders, within 30 days after it files them with the Commission, copies of its annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                    (b) As long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor is exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act and the Notes are "restricted securities" within the meaning of Rule 144 under the Securities Act, upon the request of a Noteholder who is a "qualified institutional buyer" (as defined in Rule 144A) or any owner of a beneficial interest in a Note who is a "qualified institutional buyer" (as defined in Rule 144A), the Company shall promptly furnish or cause to be furnished "Rule 144A Information" (as defined herein) to such Noteholder or beneficial owner or to a prospective purchaser of such Note who is a "qualified institutional buyer" (as defined in Rule 144A) designated by such Noteholder or beneficial owner who is a "qualified institutional buyer" (as defined in Rule 144A). "RULE 144A INFORMATION" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

                    (c) So long as any of the Notes are Outstanding, in addition to the requirement to furnish Rule 144A Information as provided in subsection (b), the Company shall file with the Trustee and the Trustee shall provide to all Noteholders and (upon the request thereof delivered to the Company or the Trustee) to holders of an interest in any Global Note annual consolidated financial statements of the Company prepared in accordance with GAAP (together with notes thereto and, with respect to financial statements for fiscal year 1998 and thereafter, a report thereon by an independent accountant of established national reputation), such statements to be filed with the Trustee within 120 days after the end of the fiscal year covered thereby. In addition, the Company will file with the Trustee, and the Trustee will provide upon written request to each holder (and beneficial holder) of not less than 10% of the outstanding principal amount of the Notes of any series, unaudited condensed consolidated balance sheets of the Company as of the end of each of the first three fiscal quarters of each fiscal year prepared on a basis consistent with the annual financial statements furnished pursuant to clause (c)(i), such statements to be filed with the Trustee within 60 days after the end of each such fiscal quarter.

                    (d) As long as Notes remain outstanding and the Support Agreement is still in effect, the Company shall file with the Trustee, and the Trustee shall provide to all holders of Notes that have the benefit of the Support Agreement, within 30 days after they are filed with the Commission, copies of Energy Corp.'s annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that Energy Corp. is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

                    Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates).

                    SECTION 4.09. RESTRICTIONS ON SALES AND LEASEBACKS. If this covenant shall be made applicable to the Notes of a particular series, the Company shall not and shall not permit any Subsidiary to enter into any arrangement with any Person (not including arrangements between the Company and a Subsidiary or between Subsidiaries) providing for the sale and leasing back by the Company or any Subsidiary for a period, including renewal, in excess of three years of any property which has been owned or operated for more than nine months after the acquisition thereof or the completion of construction and commencement of full operation thereof by the Company or any Subsidiary (a "Sale and Leaseback Transaction"), unless:

              (1) immediately after giving effect to such Sale and Leaseback Transaction, no Event of Default, or event that with the giving of notice or passage of time or both would constitute an Event of Default, shall have occurred and be continuing, and

              (2) an amount equal to the fair market value (as determined in good faith by the Company's Board of Directors at the time of entering into such arrangements) is received for the property so sold and leased back and is (i) invested in, or is held in cash or cash-equivalents for reinvestment in, other energy-related assets owned or to be owned by the Company or its Subsidiaries or (ii) applied to the payment or prepayment of Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness owed to the Company or any of its Subsidiaries).

               Notwithstanding the foregoing, the Company and its Subsidiaries, or any of them, may enter into a Sale and Leaseback Transaction which would otherwise be prohibited by the above restriction, provided that at the time of such transaction, after giving effect thereto, the sum of (i) the aggregate amount of the Attributable Debt in respect of all Sale and Leaseback Transactions existing at such time which could not have been entered into except for the provisions of this paragraph, plus (ii) the aggregate principal amount of outstanding Indebtedness secured by Liens in reliance on the last paragraph under Section 4.06 above does not at such time exceed 15% of Consolidated Net Tangible Assets of the Company computed as of the end of the most recent fiscal quater preceding such Sale and Leaseback Transaction.

                    SECTION 4.10. SUPPORT AGREEMENT. The Company covenants and agrees with respect to any Notes that are entitled to the benefit of the Support Agreement that (a) it will perform its obligations under the Support Agreement, and request funds from Energy Corp. in accordance with the terms of the Support Agreement in the event the Company is unable to make timely payment, when due, of interest, principal or premium, if any, on the Notes, and (b) it will not agree to any amendment or termination of the Support Agreement as in effect on the date of this Indenture, except in accordance with the terms of the Support Agreement as in effect on the date of this Indenture.

                                     ARTICLE FIVE

                   Noteholders' Lists and Reports by the Company
                                   and the Trustee

          SECTION 5.01. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS. The Company will furnish or cause to be furnished to the Trustee
(a) not later than 10 days after each regular record date (as defined in Section 2.03), a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Notes as of such regular record date; provided that the Company shall not be obligated to furnish or cause to furnish such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; PROVIDED, HOWEVER, no such list need be furnished for any series for which the Trustee shall be the Note Registrar.

          SECTION 5.02.  INFORMATION FROM TRUSTEE.
           (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Notes received by the Trustee in its capacity as Note Registrar (if acting in such capacity).

          (b)  The Trustee may destroy any list furnished to it as provided in
Section 5.01 upon receipt of a new list so furnished.

          (c) In case three or more holders of Notes of a series (hereinafter referred to as "applicants") holding not less than 10% in aggregate principal amount of the Notes of such series apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Notes of that series or holders of all Notes with respect to their rights under this Indenture or under such Notes, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

               (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of Section 5.02(a); or

               (2) inform such applicants as to the approximate number of holders of Notes of such series or of all Notes, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of Section 5.02(a), and as to the approximate cost of mailing to such Noteholders the form of proxy or other communication, if any, specified in such application.

          (d) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of that series or of all Notes, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of Section 5.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing.

          (e) Each and every holder of the Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Note Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Notes in accordance with the provisions of Section 5.02(c), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.02(c).


                                      ARTICLE SIX

                        Remedies of the Trustee and Noteholders
                                 on Event of Default

          SECTION 6.01. EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT.
          (a) Unless otherwise provided in a supplemental indenture executed in accordance with Article Nine hereof, the Events of Default contained in this Article Six shall apply to each series of the Notes. Whenever used herein with respect to Notes of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

               (1) default in the payment of the principal of (or any premium on) any of the Notes of that series as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series;

               (2) default in the payment of any installment of interest upon any of the Notes of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

               (3) (i) an event of default, as defined in any instrument of the Company or any of its Material Consolidated Subsidiaries under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of the Company or any Material Consolidated Subsidiary of the Company, that has resulted in the acceleration of such Indebtedness and such acceleration shall not have been rescinded or annulled within 30 days of the occurrence thereof, or any default occurring in the payment of such Indebtedness at final maturity (and after the expiration of any applicable grace period and such default shall not have been cured within 90 days), other than such Indebtedness (x) which is payable solely out of the property or assets of a partnership, joint venture or similar entity of which the Company or any of its Subsidiaries or Affiliates is a participant, or which is secured solely by a lien on the property or assets owned or held by such entity, (y) which is Non-Recourse Indebtedness of the Company or any Material Consolidated Subsidiary of the Company, or (z) the principal of such Indebtedness, which, when added to the principal of all other such Indebtedness (exclusive of Indebtedness under clauses (x) and (y) above), does not exceed the greater of $15,000,000 (or the equivalent in another currency) and 2% of the Consolidated Net Tangible Assets of the Company computed as of the end of the most recent fiscal quarter; or

                    (ii) an event of default, as defined in any instrument of Energy Corp. or LG&E under which there may be issued, or by which there may be secured or evidenced, any Indebtedness of Energy Corp. or LG&E, that has resulted in the acceleration of such Indebtedness and such acceleration shall not have been rescinded or annulled within 30 days of the occurrence thereof, or any default occurring in the payment of such Indebtedness at final maturity (and after the expiration of any applicable grace period and such default shall not have been cured within 90 days), other than such Indebtedness (x) which is payable solely out of the property or assets of a partnership, joint venture or similar entity of which Energy Corp. or any of its Subsidiaries or Affiliates is a participant, or which is secured solely by a lien on the property or assets owned or held by such entity, (y) which is Non-Recourse Indebtedness of Energy Corp. or LG&E, as the case may be, or (z) the principal of such Indebtedness, which, when added to the principal of all other such Indebtedness (exclusive of Indebtedness under clauses (x) and (y) above), does not exceed the greater of $25,000,000 (or the equivalent in another currency) and 1% of the Consolidated Net Tangible Assets of Energy Corp. computed as of the end of the most recent fiscal quarter;

               (4) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company with respect to that series contained in such Notes or otherwise established with respect to that series of Notes pursuant to Section 2.01 hereof or contained in this Indenture or the Support Agreement, if applicable to that series of Notes (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Notes other than such series) for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Notes of that series at the time outstanding;

               (5) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company, Energy Corp., LG&E or any Material Consolidated Subsidiary of the Company (collectively, the "RELEVANT PARTIES") as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation or reorganization of any Relevant Party under the Federal Bankruptcy Code or any other similar applicable Federal or state law, and such decree or order shall have continued unvacated and unstayed for a period of 90 days; an involuntary case shall be commenced under the Federal Bankruptcy Code in respect of any Relevant Party and shall continue undismissed for a period of 90 days or an order for relief in such case shall have been entered; or a decree or order of a court having jurisdiction in the premises shall have been entered for the appointment on the ground of insolvency or bankruptcy of a receiver, custodian, liquidator, trustee or assignee in bankruptcy or insolvency of any Relevant Party or of its property, or for the winding up or liquidation of its affairs, and such decree or order shall have remained in force unvacated and unstayed for a period of 90 days;

               (6) any Relevant Party shall institute proceedings to be adjudicated a voluntary bankrupt, shall consent to the filing of a bankruptcy proceeding against it, shall file a petition or answer or consent seeking liquidation or reorganization under the Federal Bankruptcy Code or other similar applicable Federal or state law, shall consent to the filing of any such petition or shall consent to the appointment on the ground of insolvency or bankruptcy of a receiver or custodian or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make a general assignment for the benefit of creditors;

               (7) one or more final judgments, decrees or orders of any court, tribunal, arbitration, administrative or other governmental body or similar entity for the payment of money shall be rendered against the Company or any Material Consolidated Subsidiary of the Company or any of their respective properties in an aggregate amount in excess of the greater of $15,000,000 or 2% of Consolidated Net Tangible Assets of the Company computed as of the end of the most recent fiscal quarter (excluding the amount thereof covered by (i) insurance or (ii) a performance or similar bond) and such judgment, decree or order shall remain unvacated, undischarged and unstayed for more than 90 days, except while being contested in good faith by appropriate proceedings; or

               (8) one or more final judgments, decrees or orders of any court, tribunal, arbitration, administrative or other governmental body or similar entity for the payment of money shall be rendered against Energy Corp. or LG&E or any of their respective properties in an aggregate amount in excess of the greater of $25,000,000 or 1% of the Consolidated Net Tangible Assets of Energy Corp. computed as of the end of the most recent fiscal quarter (excluding the amount thereof covered by (i) insurance or (ii) a performance or similar bond) and such judgment, decree or order shall remain unvacated, undischarged and unstayed for more than 90 days, except while being contested in good faith by appropriate proceedings; or

               (9) at any time that any of the Notes are entitled to be to the benefits of the Support Agreement, failure on the part of Energy Corp. duly to observe or perform any of the covenants or agreements on the part of Energy Corp. under the Support Agreement (after giving effect to any applicable grace periods) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to Energy Corp. by the Trustee, by registered or certified mail, or to Energy Corp. and the Trustee by the holders of at least 25% in principal amount of the Notes of that series at the time outstanding.

          (b) In each and every such case, the Company shall file with the Trustee written notice of the occurrence of any Event of Default within five Business Days of the Company's becoming aware of any such Event of Default, and unless the principal of all the Notes of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes of that series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by such Noteholders), may declare the principal of all the Notes of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Notes of that series or established with respect to that series pursuant to Section 2.01 hereof to the contrary notwithstanding; provided that in the case of an Event of Default described in Section 6.01(a)(5) hereof (with respect to the Company and the Parent only), the entire principal amount of all Outstanding Notes, all interest accrued and unpaid thereon, and all premium (if any) and other amounts payable under the Notes and this Indenture, if any, shall automatically become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby waived.

          (c) The provisions of subsection (b) of this Section, however, are subject to the condition that if, at any time after the principal of the Notes of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Notes of that series and the principal of (and premium, if any, on) any and all Notes of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest, at the rate per annum expressed in the Notes of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all defaults under the Indenture, other than the nonpayment of principal on Notes of that series which shall not have become due by their terms, shall have been remedied or waived as provided in
Section 6.06, then and in every such case the holders of the majority in aggregate principal amount of the Notes of that series then outstanding, by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

          (d) In case the Trustee shall have proceeded to enforce any right with respect to Notes of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

          SECTION 6.02. COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAY PROVE DEBT.
          (a) The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Notes of a series, and such default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Notes of a series when the same shall have become due and payable, whether upon maturity of the Notes of a series or upon redemption or upon declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes of that series, the whole amount that then shall have become due and payable on all such Notes for principal (and premium, if any) or interest, or both, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law) upon overdue installments of interest at the rate per annum expressed in the Notes of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

          (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree (i) against the Company, or any other obligor upon the Notes of that series and collect in the manner provided by law out of the property of the Company or any other obligor upon the Notes of that series wherever situated the moneys adjudged or decreed to be payable or (ii) against the Energy Corp., pursuant to Energy Corp.'s obligations under the Support Agreement, and collect in the manner provided by law out of the property of Energy Corp. (subject to the limitations set forth in the Support Agreement) the moneys adjudged or decreed to be payable.

          (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Notes or the creditors or property of either, the Trustee shall have power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Notes of such series allowed for the entire amount due and payable by the Company or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Notes of that series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Noteholders, to pay to the Trustee any amount due it under Section 7.06.

          (d) All rights of action and of asserting claims under this Indenture or the Support Agreement, or under any of the terms established with respect to Notes of that series, may be enforced by the Trustee without the possession of any of such Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Notes of that series.

          In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law, in equity, in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or the Support Agreement or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize, consent to, accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

          SECTION 6.03. APPLICATION OF PROCEEDS. Any moneys collected by the Trustee pursuant to Section 6.02 with respect to a particular series of Notes shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal (or premium, if any) or interest, upon presentation of the several Notes of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

               FIRST: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

               SECOND: To the payment of the amounts then due and unpaid upon Notes of that series for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal (and premium, if any) and interest, respectively; and

               THIRD: To the Company.

          SECTION 6.04. LIMITATION OF SUITS BY NOTEHOLDERS. No holder of any Note of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Notes of that series specifying such Event of Default, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Notes of such series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder and shall have offered to the Trustee such reasonable security and indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of security and indemnity, shall have failed to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by the taker and holder of every Note of that series with every other such taker and holder and the Trustee, that no one or more holders of Notes of that series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture or the Support Agreement to affect, disturb or prejudice the rights of the holders of any other of such Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture or the Support Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes of that series. For the protection and enforcement of the provisions of this Section, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Note to receive payment of the principal of (and premium, if any) and interest on such Note, as therein provided, on or after the respective due dates expressed in such Note (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

          SECTION 6.05. POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT.

          (a) All powers and remedies given by this Article to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Notes.

          (b) No delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed as a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

          SECTION 6.06. CONTROL BY NOTEHOLDERS. The holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding, determined in accordance with Section 8.04, shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to that series; PROVIDED, HOWEVER, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Notes of any other series at the time outstanding determined in accordance with Section 8.04 not parties thereto and provided further that such holders have offered to the Trustee reasonable indemnity against expenses and liabilities. The holders of a majority in aggregate outstanding principal amount of the Notes of all series at the time outstanding affected thereby, determined in accordance with Section 8.04, may on behalf of the holders of all of the Notes of such series, waive any past default or Event of Default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest on, any of the Notes of that series as and when the same shall become due by the terms of such Notes, which default may be waived by the unanimous consent of the holders affected. Upon any such waiver, the default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Notes of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 6.07. NOTICE OF DEFAULTS. The Trustee shall, within 90 days after the occurrence of a default with respect to a particular series, transmit by mail, first-class postage prepaid, to the holders of Notes of that series, as their names and addresses appear upon the Note Register, notice of all defaults with respect to that series actually known to the Trustee, unless such defaults shall have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (1), (2), (3), (4), (5), (6), (7), (8) and (9)
of Section 6.01 (a), not including any grace periods provided for therein and irrespective of the giving of notice provided for by subsections (4) and (9) of
Section 6.01(a)); provided, that, except in the case of default in the payment of the principal of (or premium, if any) or interest on any of the Notes of that series or in the payment of any sinking fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Notes of that series; provided further, that in the case of any default of the character specified in Section 6.01(a)(4) and (9) (other than a payment default under Section 6.01(a)(9)) with respect to Notes of that series, no such notice to the holders of the Notes of that series shall be given until at least 30 days after the occurrence thereof.

          The Trustee shall not be deemed to have knowledge of any default, except (i) a default under Section 6.01(a)(1), (a)(2) or a payment default under
Section 6.01(a)(9) as long as the Trustee is acting as paying agent for such series of Notes or (ii) any default as to which the Trustee shall have received written notice or a Responsible Officer charged with the administration of this Indenture shall have actual knowledge or obtained written notice.

          SECTION 6.08. UNDERTAKING FOR COSTS. All parties to this Indenture agree, and each holder of any Notes by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, any suit instituted by any Noteholder, or group of Noteholders, holding more than 10% in aggregate principal amount of the outstanding Notes of any series, or any suit instituted by any Noteholder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Note of such series, on or after the respective due dates expressed in such Note or established pursuant to this Indenture.


                               ARTICLE SEVEN

                          Concerning the Trustee

          SECTION 7.01. DUTIES AND RESPONSIBILITIES OF THE TRUSTEE PRIOR TO AND DURING EVENT OF DEFAULT.

           (a) The Trustee, prior to the occurrence of an Event of Default with respect to Notes of a series and after the curing of all Events of Default with respect to Notes of that series which may have occurred, shall undertake to perform with respect to Notes of that series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Notes of a series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to Notes of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs.

          (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1)(x) the duties and obligations of the Trustee shall with respect to Notes of that series be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable with respect to Notes of that series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (y) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Notes of that series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes of any series at the time outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Notes of that series; and

               (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur or risk personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity or security against such risk is not reasonably assured to it.

          (c) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

          SECTION 7.02. CERTAIN RIGHTS OF THE TRUSTEE. Except as otherwise provided in Section 7.01:

          (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by an Authorized Officer (unless other evidence in respect thereof is specifically prescribed herein);

          (c) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) is entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (d) The Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Notes (which has not been cured or waived) to exercise with respect to Notes of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

          (f) If an Event of Default shall have occurred and be continuing, the Trustee shall be under no obligation to follow any request, order or direction of the Company if in the reasonable judgment of the Trustee the following of such request, order or direction would not be in the best interests of all the holders;

          (g) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing to do so by the holders of not less than a majority in principal amount of the outstanding Notes of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable security or indemnity against such costs, expenses or liabilities as a condition to so proceeding;

          (i) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (j) The Trustee may (but shall not be required to) at any time bring an action on behalf of the Noteholders against third parties.

          SECTION 7.03. TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF.

           (a) The recitals contained herein and in the Notes (other than the Certificate of Authentication on the Notes) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

          (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture, the Support Agreement or of the Notes.

          (c) The Trustee shall not be accountable for the use or application by the Company of any of the Notes or of the proceeds of the Notes, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or the Support Agreement or established pursuant to
Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

          SECTION 7.04. TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. The Trustee or any paying agent or Note Registrar, in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent or Note Registrar.

          SECTION 7.05.  MONEYS HELD BY TRUSTEE.  Subject to the provisions of
Section 11.06, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing with the Company to pay thereon.

          SECTION 7.06. COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM.
          (a) The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee may agree upon in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the documented expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, damage, claim, loss, liability or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses reasonably incurred of defending itself against any claim of liability in the premises.

          (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for documented expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the termination of this Indenture and the resignation or removal of the Trustee. Such additional indebtedness shall be a senior lien to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes, and the Notes are hereby subordinated to each such senior lien.

          (c) When the Trustee incurs expenses or renders services in connection with an Event of Default, the expenses (including the reasonable charges and expenses of its counsel) and compensation for its services are intended to constitute expenses of administration under applicable Federal or State bankruptcy, insolvency or similar law.

          SECTION 7.07. RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC. Except as otherwise provided in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, it shall be entitled to receive, and such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively provided and established by an Officer's Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

          SECTION 7.08. CONFLICTING INTEREST. If the Trustee has acquired or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

          SECTION 7.09. PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE. There shall at all times be a Trustee with respect to the Notes issued hereunder which shall at all times be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100 million, and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any person directly or indirectly controlling, controlled by, or under common control with the Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section
7.10.

          SECTION 7.10.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR
TRUSTEE.
          (a) The Trustee or any successor hereafter appointed may at any time resign with respect to the Notes of one or more series by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Notes of that series by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee with respect to Notes of that series, or any Noteholder of that series who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b)  In case at any time any of the following shall occur:

          (1)  the Trustee shall fail to comply with the provisions of Section
     7.08 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months; or

          (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Noteholder; or

          (3) the Trustee shall become incapable of acting, shall be adjudged a bankrupt or insolvent, a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Notes and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.08, unless the Trustee's duty to resign is stayed as provided herein, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If a notice of removal shall have been delivered to the Trustee and no successor trustee shall have been appointed and have accepted appointment within 30 days after the Trustee's receipt of such notice of removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding may at any time remove the Trustee with respect to that series and appoint a successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the removal of the Trustee, the removed Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee with respect to Notes of that series, or any Noteholder of that series who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Notes of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

          (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Notes of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Notes of any particular series.

          SECTION 7.11.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) In case of the appointment hereunder of a successor trustee with respect to all Notes, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder, subject to any prior lien provided for in Section 7.06(b).

          (b) In case of the appointment hereunder of a successor trustee with respect to the Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which shall (1) contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor trustee relates, (2) contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee and (3) add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Notes of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Notes of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Notes of that or those series to which the appointment of such successor trustee relates.

          (c) Upon request of any such successor trustee or retiring Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

          (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

          (e) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall transmit notice of the succession of such trustee hereunder by mail, first-class postage prepaid, to the Noteholders, as their names and addresses appear upon the Note Register. If the Company fails to transmit such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be transmitted at the expense of the Company.

          SECTION 7.12.  MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO
BUSINESS OF TRUSTEE.   Any corporation into which the Trustee may be merged or
converted or with which it may be consolidated, any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be qualified under the provisions of
Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

          SECTION 7.13. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY. If and when the Trustee shall become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any other obligor upon the Notes).

                                  ARTICLE EIGHT
                            Concerning the Noteholders

          SECTION 8.01. ACTS OF NOTEHOLDERS. Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Notes of a particular series may take any action (including the making any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Notes of that series in person or by agent or proxy appointed in writing.

          If the Company shall solicit from the Noteholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officer's Certificate, fix in advance a record date for that series for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purposes of determining whether Noteholders of the requisite proportion of outstanding Notes of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the outstanding Notes of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 8.02. TRUSTEE MAY REQUIRE PROOF OF OWNERSHIP. Subject to the provisions of Section 7.01, proof of the execution of any instrument by a Noteholder (such proof will not require notarization) or his, her or its agent or proxy and proof of the holding by any person of any of the Notes shall be sufficient if made in the following manner:

          (a) the fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee;

          (b) the ownership of Notes shall be proved by the Note Register of such Notes or by a certificate of the Note Registrar thereof; or

          (c) the Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

          SECTION 8.03. NOTEHOLDERS TO BE TREATED AS OWNERS. Prior to the due presentment for registration of transfer of any Note, the Company, the Trustee, any paying agent and any Note Registrar may deem and treat the Person in whose name such Note shall be registered upon the books of the Company as the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Note Registrar) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Note and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary. All such payments so made to any such Person, or upon such Person's order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon or in respect of any such Note.

          SECTION 8.04. NOTES HELD BY COMPANY DEEMED NOT OUTSTANDING. In determining whether the holders of the requisite aggregate principal amount of Notes of a particular series have concurred in any direction, consent or waiver under this Indenture, Notes of that series which are owned by the Company or any other obligor on the Notes of that series or by any person directly or indirectly controlling or controlled by or under common control with the Company or any other obligor on the Notes of that series shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes of such series which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

          SECTION 8.05. RIGHT OF REVOCATION OF ACTION TAKEN. At any time prior to (but not after) the evidencing to the Trustee, as provided in
Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Notes of a particular series specified in this Indenture in connection with such action, any holder of a Note of that series which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in
Section 8.02, revoke such action so far as concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note, and of any Note issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Note. Any action taken by the holders of a majority or greater percentage in aggregate principal amount of the Notes of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Notes of that series.

                                 ARTICLE NINE

           Supplemental Indentures; Amendments to Support Agreement

          SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS. In addition to any supplemental indenture otherwise authorized by this Indenture, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, without the consent of the Noteholders, for one or more of the following purposes:

          (a) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Notes;

          (b) to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the holders of the Notes of all or any series as the Board of Directors shall reasonably consider to be for the protection of the holders of Notes of all or any series, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions, conditions or provisions a default or an Event of Default with respect to that series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision, such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults), may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the holders of a majority in aggregate principal amount of the Notes of such series to waive such default;

          (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not adversely affect the interests of the holders of the Notes of any series;

          (d) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

          (e) to modify or supplement this Indenture or any indenture supplemental hereto in such manner as to permit the qualification thereof under the Trust Indenture Act or any other similar Federal statute hereafter in effect.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 9.02.

          SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Notes of each series affected by such supplemental indenture or indentures at the time outstanding, the Company, when authorized by a Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes of that series under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof without the consent of the holder of each Note then outstanding and affected thereby or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or modify any provision of Section 6.01(c) (except to increase the percentage of the principal amount of Notes required to rescind and annul any declaration of amounts due and payable under the Notes) without the consent of the holder of each Note then outstanding and affected thereby.

          Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

          It shall not be necessary for the consent of the Noteholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first-class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Noteholders of all series affected thereby as their names and addresses appear upon the Note Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 9.03. EFFECT OF SUPPLEMENTAL INDENTURE. Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Article 10, this Indenture shall, with respect to that series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.04. NOTATION OF NOTES IN RESPECT OF SUPPLEMENTAL INDENTURE. Notes of any series affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article or of Article 10, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Notes of that series then outstanding.

          SECTION 9.05. DOCUMENTS TO BE GIVEN TO TRUSTEE. The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and that it is proper for the Trustee under the provisions of this Article to join in the execution thereof.

          SECTION 9.06.  AMENDMENTS TO SUPPORT AGREEMENT.

          (a) The Company and Energy Corp. may from time to time and at any time enter into an amendment to the Support Agreement, without the prior written consent of the holders of outstanding Notes, (i) to add to the covenants of the Company or Energy Corp. such further covenants, restrictions, conditions or provisions for the protection of the holders of the Notes of all or any series that have the benefit of the Support Agreement as the Board of Directors shall reasonably consider to be for the protection of such holders of Notes, (ii) to cure any ambiguity or to correct or supplement any provision contained in the Support Agreement which may be defective or inconsistent with any other provision contained in the Support Agreement, provided that the amendment shall not adversely affect the rights of any holder of Outstanding Notes of any series that have the benefit of the Support Agreement or (iii) to evidence the succession of another corporation to the Company, to the extent such succession is in accordance with the terms of this Indenture, and the assumption by any such successor of the covenants of the Company contained herein or otherwise established with respect to the Notes .

          (b) With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Notes of each series affected by such amendment at the time outstanding, the Company and Energy Corp., when authorized by a Board Resolution, may from time to time and at any time enter into an amendment to the Support Agreement for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Support Agreement or of modifying in any manner the rights of the holders of the Notes of that series under the Support Agreement; PROVIDED, HOWEVER, that no such amendment shall, without the prior written consent of the holder of each Note then Outstanding and affected thereby (i) reduce the amount payable or increase the time in which Energy Corp. has to make payment under the Support Agreement in respect of the obligations of Energy Corp. to the holders of Notes of such series, (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such amendment, or (iii) except with respect to any amendment to any of Sections 2, 3 and 4 of the Support Agreement, adversely affect the rights of any holder of an Outstanding Note.

          It shall not be necessary for the consent of the Noteholders of any series affected thereby under this Section to approve the particular form of any proposed amendment to the Support Agreement, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and Energy Corp. of any amendment to the Support Agreement pursuant to the provisions of this Section, the Company shall transmit by mail, first-class postage prepaid, a notice, setting forth in general terms the substance of such amendment, to the Noteholders of all series affected thereby as their names and addresses appear upon the Note Register. Any failure to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment.

          (c) Upon the execution of any amendment to the Support Agreement pursuant to the provisions of this Article, the Support Agreement shall, with respect to all series of Notes affected thereby, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under the Support Agreement of the Company, Energy Corp. and the holders of Notes of any series affected thereby shall thereafter be determined, exercised and enforced hereunder and thereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such amendment shall be and be deemed to be part of the terms and conditions of the Support Agreement for any and all purposes.

          (d) Notes of any series affected by an amendment to the Support Agreement, authenticated and delivered after the execution of such amendment pursuant to the provisions of this Article, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed, as to any matter provided for in such amendment. If the Company shall so determine, new Notes of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of the Support Agreement may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Notes of that series then outstanding.

          (e) The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any amendment executed pursuant to this Article is authorized or permitted by, and conforms to, the terms of this Article and the Support Agreement.

                                ARTICLE TEN

                      Consolidation, Merger and Sale

          SECTION 10.01.  CONSOLIDATION, MERGER AND SALE OF SUBSTANTIALLY ALL
OF COMPANY'S ASSETS.    Nothing contained in this Indenture or in any of the
Notes shall prevent any consolidation or merger of the Company with or into any other Person (whether or not affiliated with the Company), or any merger or consolidation of any Person (whether or not affiliated with the Company) with or into the Company or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the assets or other property of the Company or its successor or successors substantially as an entirety to any other Person (whether or not affiliated with the Company or its successor or successors), provided that (a) no Event of Default shall result from such consolidation, merger, sale or lease and (b) the Company is the surviving or continuing corporation, or the surviving or continuing corporation or corporation that acquires the Company's assets by sale, conveyance, transfer or lease is incorporated under the laws of the United States of America or Canada and expressly assumes the payment and performance of all obligations of the Company under the Indenture and the Notes.

          SECTION 10.02.  SUCCESSOR CORPORATION SUBSTITUTED.

          (a) In case of any such consolidation, merger, sale, conveyance, transfer or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes of all series outstanding and the due and punctual performance of all of the covenants and conditions of this Indenture and the Support Agreement, if applicable, or established with respect to each series of the Notes pursuant to Section 2.01 to be performed by the Company with respect to each series, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and thereupon the predecessor corporation shall be relieved of all obligations and covenants under this Indenture, the Support Agreement and the Notes, except the provisions of Section 7.06 to the extent such provisions relate to matters occurring before any such consolidation, merger, sale, conveyance, transfer or other disposition. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company or any other predecessor obligor on the Notes, any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Notes which previously shall have been signed and delivered by the officers of the predecessor Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof.

          (b) In case of any such consolidation, merger, sale, conveyance, transfer or other disposition, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

          (c) Nothing contained in this Indenture or in any of the Notes shall prevent the Company from merging into itself or acquiring by purchase or otherwise all or any part of the property of any other corporation (whether or not affiliated with the Company).

          SECTION 10.03. OPINION OF COUNSEL TO TRUSTEE. The Trustee, subject to the provisions of Section 7.01, is entitled to receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance, transfer or other disposition, and any such assumption, comply with the provisions of this Article.

                                ARTICLE ELEVEN

                  Satisfaction and Discharge of Indenture;

                              Unclaimed Moneys

          SECTION 11.01. SATISFACTION AND DISCHARGE OF INDENTURE. If at any time: (a) the Company shall have delivered to the Trustee for cancellation all Notes of a series theretofore authenticated (other than any Notes which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.08) and Notes for whose payment money or Governmental Obligations have theretofore been deposited in trust or segregated and held in trust by the Company (and thereupon repaid to the Company or discharged from such trust, as provided in Section 11.06); (b) all such Notes of a particular series not theretofore delivered to the Trustee for cancellation shall have become due and payable and the Company shall deposit or cause to be deposited with the Trustee as trust funds the entire amount in moneys or Governmental Obligations sufficient; or (c) a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay at maturity or upon redemption all Notes of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder with respect to that series by the Company, then this Indenture shall thereupon cease to be of further effect with respect to that series except for the provisions of Sections 2.06, 2.08, 4.02 and 7.10, which shall survive until the date of maturity or redemption date, as the case may be, and Sections
7.06 and 11.06 which shall survive to such date and thereafter, and the obligations of LG&E Energy under the Support Agreement shall cease to be of further effect with respect to the series and the Noteholders of such series shall and shall be deemed to have consented to the termination of the provisions of the Support Agreement as they relate to the Notes of that series, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture with respect to such series (and acknowledging termination of the provisions of the Support Agreement as they relate to that series).

          SECTION 11.02. COVENANT DEFEASANCE. If at any time all such Notes of a particular series not heretofore delivered to the Trustee for cancellation or which have not become due and payable as described in Section
11.01 shall have been paid by the Company by depositing irrevocably with the Trustee as trust funds moneys or an amount of Governmental Obligations sufficient to pay at maturity or upon redemption all such Notes of that series not theretofore delivered to the Trustee for cancellation, including principal (and premium, if any) and interest due or to become due to such date of maturity or date fixed for redemption, as the case may be, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to that series, then after the date such moneys or Governmental Obligations, as the case may be, are deposited with the Trustee the obligations of the Company under this Indenture with respect to such series shall cease to be of further effect except for the provisions of Sections 2.06, 2.08, 4.02 and 7.10 hereof which shall survive until such Notes shall mature and be paid and Section 7.06 and 11.06 which shall survive to such date and thereafter, and the obligations of LG&E Energy under the Support Agreement shall cease to be of further effect with respect to that series and the Noteholders of such series shall and shall be deemed to have consented to the termination of the provisions of the Support Agreement as they relate to the Notes of that series. The release of the Company from its obligations under this Indenture, as provided for in this Section 11.02, shall be subject to the further condition that the Company first shall have caused to be delivered to the Trustee an Opinion of Counsel to the effect that Noteholders of a series with respect to which a deposit has been made in accordance with this Section 11.02 will not realize income, gain or loss for Federal income tax purposes as a result of such deposit and release, and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and release had not occurred.

          SECTION 11.03. DEFEASANCE AND DISCHARGE. If, in addition to satisfying the conditions set forth in Section 11.01 or 11.02 (except for the requirement of an Opinion of Counsel), the Company delivers to the Trustee an Opinion of Counsel to the effect that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date of this Indenture there has been a change in applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders of a series with respect to which a deposit has been made in accordance with Section 11.01 or
11.02 will not realize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred and (c) the deposit shall not result in the Company, the Trustee or the trust being deemed an "investment company" under the Investment Company Act of 1940, as amended, then, in such event, the Company will be deemed to have paid and discharged the entire indebtedness on that series and the holder thereof shall thereafter be entitled to receive payment solely from the trust fund described above.

          SECTION 11.04. DEPOSITED MONEY AND GOVERNMENTAL OBLIGATIONS TO BE HELD IN TRUST. All moneys or Governmental Obligations deposited with the Trustee pursuant to Sections 11.01 or 11.02 shall be held in trust and shall be available for payment as due, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular series of Notes for the payment or redemption of which such moneys or Governmental Obligations have been deposited with the Trustee.

          SECTION 11.05. DEPOSITED MONEYS HELD IN TRUST. In connection with the satisfaction and discharge of this Indenture all moneys or Governmental Obligations then held by any paying agent under the provisions of this Indenture shall, upon demand of the Company, be repaid to the Company or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys or Governmental Obligations.

          SECTION 11.06. REPAYMENT TO THE COMPANY; MISCELLANEOUS. Any moneys or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of or premium or interest on the Notes of a particular series that are not applied but unclaimed by the holders of such Notes for at least two years after the date upon which the principal of (and premium, if any) or interest on such Notes shall have respectively become due and payable, shall, upon written notice from the Company, be repaid to the Company on May 31 of each year or (if then held by the Company) shall be discharged from such trust; and thereupon the paying agent and the Trustee shall be released from all further liability with respect to such moneys or Governmental Obligations, and the holder of any of the Notes entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, shall, pursuant to an Officer's Certificate, cause to be published once, at the Company's expense, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Governmental Obligations deposited pursuant to this Article or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Notes.

                                ARTICLE TWELVE

               Immunity of Incorporators, Stockholders, Officers

                                and Directors

          SECTION 12.01. INCORPORATORS, STOCKHOLDERS, OFFICERS AND DIRECTORS OF COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture or of any Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company, Energy Corp. or of any predecessor or successor corporation, either directly or through the Company, Energy Corp. or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Support Agreement and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company, Energy Corp. or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby or thereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture and the Support Agreement or in any of the Notes or implied therefrom; and that any and all such personal liability of every name and nature, either at common law, in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture and the Support Agreement or in any of the Notes or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture, the issuance of such Notes and the execution of the Support Agreement.

                                    ARTICLE THIRTEEN
                                Miscellaneous Provisions

          SECTION 13.01. SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 13.02. ACTS BY SUCCESSORS AND ASSIGNS OF COMPANY. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

          SECTION 13.03. NOTICES AND DEMANDS ON COMPANY, TRUSTEE AND NOTEHOLDERS. Except as otherwise expressly provided herein, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes to or on the Company may be given or served by being deposited first-class postage prepaid in a post-office letter box addressed (until another address is filed in writing by the Company with the Trustee), as follows: LG&E Capital Corp., 220 West Main Street, Louisville, KY 40202, Attention: Treasurer. Any notice, election, request or demand by the Company or any Noteholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee.

          SECTION 13.04. GOVERNING LAW. THIS INDENTURE AND EACH NOTE SHALL, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THAT STATE, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF (OTHER THAN SUCH
SECTION 5-1401).

          SECTION 13.05. OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN.

          (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, at the request of the Trustee, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture, relating to such particular application or demand, no additional certificate or opinion need be furnished.

          (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 4.07 of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          SECTION 13.06. OPINION OF COUNSEL REQUIRED. Simultaneously with the execution of this Indenture, the Company shall deliver to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, (a) this Indenture has been duly authorized by and lawfully executed and delivered on behalf of the Company, is in full force and effect and is legal, valid and binding upon the Company in accordance with its terms, except to the extent limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights and (b) the Notes have been authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company in accordance with their terms.

          SECTION 13.07.  LEGAL HOLIDAYS.  Except as provided pursuant to
Section 2.01 pursuant to a Board Resolution, and as set forth in an Officer's Certificate, or established in one or more supplemental to this Indenture, in any case where the date of maturity of interest or principal of any Note or the date of redemption of any Note shall not be a Business Day then payment of interest or principal (and premium, if any) may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of maturity or redemption, and no interest shall accrue for the period after such nominal date.

          SECTION 13.08. COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

          SECTION 13.09. SEPARABILITY CLAUSE. In case any one or more of the provisions contained in this Indenture or in the Notes of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Notes, but this Indenture and such Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

          SECTION 13.10. ASSIGNMENT. The Company will have the right at all times without the consent of the Noteholders to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company; provided that, in the event of any such assignment, the Company will remain liable for all such obligations. Subject to the foregoing, the Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. The Indenture may not otherwise be assigned by the parties hereto.

          The Bank of New York, as Trustee, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              LG&E Capital Corp.


                              By:___________________________
                                 Name:
                                 Title:


                              The Bank of New York
                              as Trustee


                              By:___________________________
                                 Name:
                                 Title:

                                                              EXHIBIT A


                               (FORM OF FACE OF NOTE)


     [INCLUDE IF NOTE IS A GLOBAL NOTE DEPOSITED WITH THE DEPOSITORY -- UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME AND ADDRESS OF DEPOSITARY] , TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE IS REGISTERED IN THE NAME OF [INSERT NAME OF NOMINEE OF DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED
BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY] (AND ANY PAYMENT IS MADE TO [INSERT NAME OF NOMINEE OF DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [INSERT NAME OF DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [INSERT NAME OF NOMINEE OF DEPOSITARY], HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF [INSERT NAME OF DEPOSITARY] OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.06 OF THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]

[INCLUDE IF NOTE IS A RULE 144A GLOBAL NOTE, RESTRICTED REGULATION S GLOBAL NOTE, ANY CERTIFICATED NOTE ISSUED IN ACCORDANCE WITH SECTION 2.05 OF THE INDENTURE IN EXCHANGE FOR A GLOBAL NOTE (AND ANY CERTIFICATED NOTES ISSUED TO QUALIFIED INSTITUTIONAL BUYERS IN EXCHANGE THEREFOR), OR AN ACCREDITED INVESTOR NOTE -- THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO LG&E CAPITAL CORP. (THE "ISSUER"), (B) SO LONG AS SUCH NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB ACQUIRING SUCH NOTE FOR ITS OWN ACCOUNT OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS MUST ALSO BE QIBS), AND TO WHOM NOTICE IS GIVEN THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR") PURSUANT TO ANOTHER AVAILABLE EXEMPTION UNDER THE SECURITIES ACT OR (F) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, IN

EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; AND (2) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE NOTE EVIDENCED HEREBY IS ISSUED IN CERTIFICATED FORM, IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER. IN CONNECTION WITH ANY PROPOSED TRANSFER OF THIS NOTE PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE ISSUER MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]



No.______________                                 $__________________

[CUSIP No.________]                               [Common Code_______]

[CINS No._________]                               [ISIN No.__________]


                                 LG&E CAPITAL CORP.

                            ____% NOTES DUE ___________

                    LG&E CAPITAL CORP., a corporation duly organized and existing under the laws of the State of Kentucky (herein referred to as the "Company," which term includes any successor corporation under the Indenture), for value received, hereby promises to pay to _________ or registered assigns, the principal sum equal to ___________ Dollars ($____________), on ______________, and to pay interest on such principal sum from and including __________ or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, payable semiannually in arrears on __________ and __________ of each year [if applicable-insert other payment dates for floating rate Notes], commencing on __________, at the rate of ____% per annum
[if applicable-insert method of calculation of interest rate for floating rate Notes] until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum. [The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months.] In the event that any date on which interest is payable on this Note is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for on any Interest Payment
Date will, as provided in the Indenture, be paid to the person in whose name this Note (or one or more Predecessor Notes, as defined in the Indenture) is registered at the close of business on the __________ or __________, respectively, preceding that Interest Payment Date (each, a "Record Date"). Any such interest installment not punctually paid or duly provided for on any Interest Payment Date shall forthwith cease to be payable to the registered holder on the relevant Record Date, and may be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice whereof shall be given to the registered holders of this series of Notes not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may then be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture hereinafter referred to. The principal of (and premium, if any) and the interest on this Note shall be payable at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New
York, in Dollars; PROVIDED, HOWEVER, that [include if Note is in certificated form -- payment of interest may be made at the option of the Company by check mailed to the registered holder at such address as shall appear in the Note Register or, with respect to a registered holder of $1,000,000 or more in aggregate principal amount of Notes who has delivered a written request to the Trustee at least 14 days prior to the relevant Interest Payment Date electing to have payments made by wire transfer to a designated account in the United States, by wire transfer of immediately available funds to such designated account] [include if Note is in global form -- payment of principal and interest shall be made by the Company in immediately available funds by wire transfer to the Depositary or its nominee].

     This Note shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

     The provisions of this Note are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Instrument to be executed.

                                             LG&E Capital Corp.


                                             By__________________________


                           CERTIFICATE OF AUTHENTICATION

Dated: ___________

             This is one of the Notes of the series of Notes described in the within-mentioned Indenture.

                                             The Bank of New York,
                                             as Trustee,

The Bank of New York,                        By _______________________
     as Trustee               or             as Authentication Agent


By__________________________                  _________________________
     Authorized Signatory                     Authorized Signatory

                                     (REVERSE)
                            ____% NOTES DUE ___________

     This Note is one of a duly authorized series of notes of the Company (herein sometimes referred to as the "Notes"), specified in the Indenture (as described below), all issued or to be issued in one or more series under and pursuant to an Indenture dated as of January 15, 1998 duly executed and delivered between the Company and The Bank of New York, as Trustee (the "Trustee"), (such Indenture, as amended and supplemented, being referred to herein as the "Indenture") to which Indenture reference is hereby made for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes. By the terms of the Indenture, the Notes are issuable in series which may vary as to amount, date of maturity, rate of interest and in other respects as in the Indenture provided. [This series of Notes is limited to the aggregate principal amount of $___________.]

     [This Note is not subject to redemption prior to maturity.] [If applicable, insert - The Notes may be redeemed in whole or in part (if in part, by lot or by such other method as the Trustee shall deem fair or appropriate) prior to maturity at the option of the Company, at any time and from time to time, upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to the holders of Notes, all as provided in the Indenture, at a redemption price equal to [_______________]] [if applicable -- the principal amount thereof plus accrued and unpaid interest thereon, if any, to the date of redemption, plus the applicable premium.]

     In the event of redemption of this Note in part only, a new Note or Notes of this series for the unredeemed portion hereof will be issued in the name of the holder hereof upon the cancellation hereof.

     In case an Event of Default, as defined in the Indenture, with respect to the Notes of this series shall have occurred and be continuing, the principal of all of the Notes of this series may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions for defeasance at any time of the entire indebtedness of the Notes of this series upon compliance by the Company with certain conditions set forth therein.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Notes; PROVIDED, HOWEVER, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, reduce the principal amount thereof, reduce the rate or extend the time of payment of interest thereon or reduce any premium payable upon the redemption thereof, without the consent of the holder of each Note then outstanding and affected thereby or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, or (iii) modify any provision of Section 6.01(c) of the Indenture (except to increase the percentage of the principal amount of Notes required to rescind and annul any declaration of amounts due and payable under the Notes) without the consent of the holder of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the holders of a majority in aggregate principal amount of the Notes of all series at the time outstanding affected thereby, on behalf of the holders of the Notes of such series, to waive any past default or Event of Default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Notes of such series, which default may be waived by the unanimous consent of the holders affected. Any such consent or waiver by the registered holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Note at the time and place and at the rate and in the money herein prescribed.

      As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable by the registered holder hereof on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company designated for such purpose in the Borough of Manhattan, The City of New York duly endorsed by or accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee duly executed by the registered holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

      Prior to due presentment for registration of transfer of this Note, the Company, the Trustee, any paying agent and any Note Registrar may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Note Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Note Registrar shall be affected by any notice to the contrary.

       No recourse shall be had for the payment of the principal of or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

       The Notes of this series are issuable in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations herein and therein set forth, Notes of this series so issued are exchangeable for a like aggregate principal amount of Notes of this series of a different authorized denomination, as requested by the holder surrendering the same.

       This Note shall, pursuant to Section 5-1401 of the New York General Obligations Law, be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of that state, without regard to the conflicts of laws principals thereof (other than such Section 5-1401).

       All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  TRANSFER NOTICE


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto ________________________________________________________________________
whose taxpayer identification number is ______________________________________
and whose address including postal/zip code is ________________________________________________________ the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________________________________________ attorney-in-fact to transfer said Note on the books of the Company with full power of substitution in the premises.

     [Include if Note is a Rule 144A Global Note, Restricted Regulation S
Global Note, any certificated Note issued in accordance with Section 2.05 of the Indenture in exchange for a Global Note (and any certificated Notes issued to qualified institutional buyers in exchange therefor), or an Accredited Investor Note:]

      In connection with the transfer of this Note, the undersigned certifies that:

 (Check one)

 / / (a) This Note is being transferred to a person the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) (a "QIB") acquiring such Notes for its own account or as a fiduciary or agent for others (which others are also QIBs) and such person has been given notice that the transfer is being made in reliance on Rule 144A.

 / / (b) This Note is being transferred outside the United States in compliance with Rule 904 of Regulation S under the Securities Act.

 / /  (c)  This Note is being transferred to an institutional
           "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) pursuant to another available exemption under the Securities Act.

 / /  (d)  This Note is being transferred to LG&E Capital Corp.

 / / (e) This Note is being transferred pursuant to the exemption from registration provided by Rule 144 under the Securities Act.

 / / (f) This Note is being transferred pursuant to a registration statement that has been declared effective under the Securities Act.


Dated:  ___________________                  Name:__________________________

                                             By:____________________________

                                             Title:_________________________


                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

                                   SIGNATURE GUARANTEED


                                   __________________________________________

                                                                    EXHIBIT B


                       FORM OF RESTRICTED PERIOD CERTIFICATE
                                 LG&E Capital Corp.


                                             [DATE]


The Depository Trust Company
55 Water Street
New York, NY  10041


The Bank of New York,
  as Trustee
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                  Re:  LG&E CAPITAL CORP. __________ (THE "NOTES")

Ladies and Gentlemen:

      Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee. Capitalized terms used and not defined herein shall have the meanings given them in the Indenture.

      This letter is related to $_____________ principal amount of the Notes represented by the Restricted Regulation S Global Security, held by the Trustee pursuant to Section 2.06 of the Indenture. We hereby certify that the offering of the Notes has closed and that the restricted period (as defined in Regulation S) with respect to the offer and sale of the Notes has terminated.

                                             LG&E Capital Corp.


                                             By:_________________________
                                                Name:
                                                Title:



cc:                 Euroclear
                    CEDEL Bank

                                                               EXHIBIT C



                            FORM OF TRANSFER CERTIFICATE
                FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
         OR ACCREDITED INVESTOR NOTE TO RESTRICTED REGULATION S GLOBAL NOTE
                        (Transfers or exchanges pursuant to
                       Section 2.06(b)(ii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ___________ (the "Notes")

     Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

      This letter relates to $__________________ principal amount of the Notes which are held in the form of [the Rule 144A Global Note (CUSIP No. [__________] with the Depositary]
[an Accredited Investor Note] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer or exchange of such beneficial interest in the Notes [Note] for an interest in the Restricted Regulation S Global Note (CINS No. ___________) to be held with [Euroclear] [Cedel Bank] (Common Code _____________) through the Depositary.

     In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and pursuant to and in accordance with Regulation S under the Securities Act, and accordingly the Transferor does hereby certify that:

      (1)  the offer of the Notes was not made to a person in the United
      States;

     [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

     [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

      (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

      (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

      This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                        [Insert Name of Transferor]


                                        By:______________________________
                                           Name:
                                           Title:



Dated:_____________________, 199_

cc:  LG&E Capital Corp.







* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                EXHIBIT D



                            FORM OF TRANSFER CERTIFICATE
                FOR TRANSFER OR EXCHANGE FROM RULE 144A GLOBAL NOTE
                    OR ACCREDITED INVESTOR NOTE TO UNRESTRICTED
                              REGULATION S GLOBAL NOTE
                        (Exchanges or transfers pursuant to
                       Section 2.06(b)(iii) of the Indenture)



The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286
Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ___________ (the "Notes")

                    Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    This letter relates to $__________________ principal amount of the Notes which are held in the form of [the Rule 144A Global Note (CUSIP No. [__________] with the Depositary]
[an Accredited Investor Note] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such [beneficial interest in the Notes] [Note] for an interest in the Unrestricted Regulation S Global Security (CUSIP No. ___________).

                    In connection with such request and in respect of such Notes, the Transferor does hereby certify that such transfer or exchange has been effected in accordance with the transfer restrictions set forth in the Indenture and the Notes and:

(i) with respect to transfers made in reliance on Regulation S under the Securities Act, the Transferor does hereby certify that:

         (1)  the offer of the Notes was not made to a person in the United
    States;

         [(2) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States,]*

         [(2) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States,]*

         (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable, and

         (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ii) with respect to transfers made in reliance on Rule 144 under the Securities Act, certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act,

(iii) with respect to transfers made in reliance on another exemption from the Securities Act, the following is the basis for the exemption:
_______________, and

(iv) with respect to an exchange, either (x) the Note being exchanged is not a "restricted security" as defined in Rule 144 under the Securities Act or
(u) the exchange is being made to facilitate a contemporaneous transfer that complies with Section 2.06(b)(iii) of the Indenture.

                    This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                        [Insert Name of Transferor]


                                        By:____________________________________
                                           Name:
                                           Title:

Dated: _____________________, 199_

cc:  LG&E Capital Corp.

____________________

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                EXHIBIT E




             FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR EXCHANGE FROM
           RESTRICTED REGULATION S GLOBAL NOTE, UNRESTRICTED REGULATION S
              GLOBAL NOTE OR ACCREDITED NOTE TO RULE 144A GLOBAL NOTE
                        (Exchanges or transfers pursuant to
                       Section 2.06(b)(iv) of the Indenture)




The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ____________ (the "Notes")

                    Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    This letter relates to $__________________ principal amount of the Notes which are held in the form of [the [Restricted] [Unrestricted] Regulation S Global Note with [Euroclear] [Cedel Bank] (Common Code _____________)] [with the Depositary (CUSIP No. _______)]
[an Accredited Investor Note] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer or exchange of such [beneficial interest] [Note] for an interest in the Rule 144A Global Note.

                    In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                    This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                        [Insert Name of Transferor]


                                        By:____________________________________
                                           Name:
                                           Title:



Dated:  _____________________, 199_

cc:  LG&E Capital Corp.

                                                                EXHIBIT F




                    FORM OF TRANSFER CERTIFICATE FOR TRANSFER OR
                  EXCHANGE FROM RULE 144A GLOBAL NOTE, RESTRICTED
                      REGULATION S GLOBAL NOTE OR UNRESTRICTED
                REGULATION S GLOBAL NOTE TO ACCREDITED INVESTOR NOTE
                        (Exchanges or transfers pursuant to
                        Section 2.06(b)(v) of the Indenture)




The Bank of New York
101 Barclay Street, Floor 21 West
New York, New York  10286

Attention:  Corporate Trust Trustee Administration


                 Re:  LG&E Capital Corp. ___________ (the "Notes")

                    Reference is hereby made to the Indenture dated as of January 15, 1998 (the "Indenture") between LG&E Capital Corp. and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                    This letter relates to $__________________ principal amount of the Notes which are held in the form of the [Rule 144A Global Note (CUSIP No. [__________] with the Depositary] [Restricted] [Unrestricted] Regulation S Global Note (CUSIP No. [__________] with [Euroclear] [Cedel Bank] in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such beneficial Global Notes for an Accredited Investor Note.

                    In connection with such request with respect to a transfer or exchange for an Accredited Investor Note, the Transferor does hereby certify that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Rule 144A Global Note, the Restricted Regulation S Global Note and the Unrestricted Regulation S Global Note (as the case may be) and, with respect to transfers made in reliance on Rule 144 under the Securities Act, certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act.

                    In connection with such request with respect to a transfer or exchange for an Accredited Investor Note, and in respect of such Rule 144A Global Note, Restricted Regulations S Global Note and Unrestricted Regulation S Global Note (as the case may be), the Transferor does hereby certify that such Global Note is being transferred or exchanged in accordance with (i) the transfer restrictions set forth in the Indenture and the Notes and (ii) the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Accredited Investor Note for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act, in each case purchasing Accredited Investor Notes in a transaction exempt from the Securities Act, and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction.

                    This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer.

                                        [Insert Name of Transferor]


                                        By:____________________________________
                                           Name:
                                           Title:



Dated: _____________________, 199_

cc:  LG&E Capital Corp.

                                                                EXHIBIT G




                                 SUPPORT AGREEMENT


                                       G-1